          EXHIBIT 10.c

          CROWN CENTRAL PETROLEUM
          CORPORATION
          ______________________
          EMPLOYEES SAVINGS PLAN



          _________________
          TABLE OF CONTENTS





          Article I      -    Definitions

          Article II -   Eligibility of
          Employees to Participate

          Article III-   Contributions

          Article IV -   Limitation on
          Annual Additions

          Article V      -    Investments

          Article VI-Vesting of Interest of
          Participants in Employer
          Contributions

          Article VII-   In-Service
          Distributions

                                                                        121
          Article VIII   -    Loans to
          Participants

          Article IX -   Distributions upon
          Death

          Article X      -    Distributions
          upon Separation from Service

          Article XI -   Distributions upon
          Retirement or Disability

          Article XII-   Distributions
          Commencing on Required
                Beginning Date

          Article XIII   -    Distributions
          under Qualified Domestic
                  Relations Order

          Article XIV    -    Top Heavy
          Rules

          Article XV -   Administration

          Article XVI-   Indemnification

          Article XVII   -    Concerning the
          Trustee

          Article XVIII  -    Concerning the
          Participating Companies

          Article XIX-   Exclusive Benefit,
          Amendment, Termination

          Article XX -   Appendices

          Article XXI-   Eligible Rollover
          Distributions
          Article XXII   -    Miscellaneous

          Appendices

          CROWN CENTRAL PETROLEUM
          CORPORATION
          EMPLOYEES SAVINGS PLAN
          AMENDED AND RESTATED
          AS OF JANUARY 1, 1987



            THIS AMENDMENT AND RESTATEMENT
          of the CROWN CENTRAL PETROLEUM
          CORPORATION EMPLOYEES SAVINGS PLAN
          (the "Plan"), by CROWN CENTRAL
          PETROLEUM CORPORATION, a Maryland

          122
          corporation, hereinafter called
          the "Company".

          W I T N E S S E T H:
          WHEREAS,  the  Company  and  the
          Participating  Companies  have
          heretofore established the Crown
          Central Petroleum Corporation
          Employees Savings Plan; and

          WHEREAS, the Company reserved the
          right to modify the Plan at any
          time and from time to time; and

          WHEREAS, the Company now wishes to
          amend and restate the Plan in
          order to bring it into compliance
          with the Tax Reform Act of 1986
          and subsequent legislation through
          the date of execution hereof;

          NOW, THEREFORE, the said Plan is
          amended and restated in its
          entirety, effective January 1,
          1987, except for provisions
          stating later effective dates, to
          provide as follows:

          _________
          ARTICLE I



          ___________
          DEFINITIONS



            The following definitions will
          apply to this Plan, unless a
          different meaning is required by
          the context.

            1.1 _______
                ACCOUNT means the separate

          accounts maintained on the books
          and records of the Plan to reflect
          each Participant's interest under
          the Plan.  Accounts shall be
          maintained for each Participant,
          as appropriate, of one or more of
          the following types:
                (a)  _________________
                     Employer Matching

          _____________________
          Contributions Account - That

          portion of a Participant's
          interest in the Plan which is
          attributable to Employer Matching

                                                                        123
          Contributions made on his behalf
          in accordance with Section 3.2.
                (b)  _______________
                     Participant Pre____
                                    -Tax

          _____________________
          Contributions Account - That

          portion of a Participant's
          interest in the Plan which is
          attributable to Participant
          Pre-Tax Contributions made by him
          in accordance with Section 3.1.
                (c)  _________________
                     Participant After____
                                      -Tax

          _____________________
          Contributions Account - That

          portion of a Participant's
          interest in the Plan which is
          attributable to Participant
          After-Tax Contributions made by
          him pursuant to Section 3.1.

            1.2 _____________________
                ANNUITY STARTING DATE shall

          mean the first day of the month
          following the date an Insurer
          receives from the Administrator
          written notice of a distribution
          as shall be required by the
          Insurer, or if later, the first
          day of the month  specified by the
          Participant or Beneficiary for the
          commencement of benefit payments.
           "_______
            Insurer" means a legal reserve

          life insurance company organized
          or operated under the laws of any
          one of the United States of
          America and duly licensed in the
          State of Maryland which has
          entered into a group annuity
          contract for the purpose of
          funding this Plan in whole or in
          part.

            1.3 ___________
                BENEFICIARY means (i) the

          surviving spouse, if any, of the
          Participant, or (ii) if there is
          no surviving spouse, or if the
          Participant and surviving spouse
          have executed a qualified election
          (as defined below), the person or
          persons designated in writing by
          the Participant, or (iii) if there
          is no surviving spouse and no
          person living on the date of the
          Participant's death who is
          designated in writing by the

          124
          Participant, the Participant's
          descendants per stirpes, or (iv)
          if there are no persons described
          above living on the date of the
          Participant's death, the
          Participant's estate.
            A "qualified election" is a
          written designation by a
          Participant of a beneficiary(ies)
          other than the Participant's
          spouse which includes the written
          consent of the spouse to the
          payment of the Participant's
          Accounts to the beneficiary(ies)
          designated in the election (which
          may not be changed without spousal
          consent) or which includes the
          written consent of the spouse
          which expressly permits
          beneficiary designations by the
          Participant without any
          requirement of further consent by
          the spouse.  The spouse's consent
          must acknowledge the effect of the
          written designation and consent,
          and the spouse's signature must
          be notarized or witnessed by a
          Plan representative.  If the
          consent of the spouse permits
          beneficiary designations without
          further consent by the spouse, the
          consent must acknowledge and
          expressly relinquish the right to
          limit the consent to the
          designation of a specific
          beneficiary.  A spouse may not
          revoke his or her written consent.
           A qualified election is not
          required if it is established to
          the satisfaction of the Plan
          Administrator that there is no
          spouse or that the spouse cannot
          be located.  If the spouse is
          legally incompetent to give
          consent, the spouse's legal
          guardian, even if the guardian is
          the Participant, may give consent.
           Also, if the Participant is
          legally separated or the
          Participant has been abandoned
          (within the meaning of local law)
          and the Participant has a court
          order to such effect, or if such
          other circumstances exist as are
          specified under applicable
          Internal Revenue Service
          regulations, a qualified election
          is not required unless a qualified
          domestic relations order (as

                                                                        125
          defined in Code Section 414(p))
          provides otherwise.

            1.4 ________________
                BREAK IN SERVICE means a

          calendar year during which an
          Employee (i) terminates or
          continues an earlier termination
          of employment and (ii) does not
          complete at least five hundred and
          one (501) Hours of Service.

            1.5 ____
                CODE means the Internal

          Revenue Code of 1986, as amended.

            1.6 _______
                COMPANY means Crown Central

          Petroleum Corporation, a Maryland
          corporation.

            1.7 ____________
                COMPENSATION means the base

          salary or base wages  regularly
          paid to a Participant by a
          Participating Company or Companies
          on a periodic basis; provided,
          however, that if the Participant
          has made an election(s) to reduce
          his base salary or base wages in
          accordance with Sections 125
          and/or 401(k) of the Code,
          "Compensation" shall mean the base
          salary or base wages that would
          have been regularly paid to the
          Participant by a Participating
          Company on a periodic basis but
          for such election(s).  "Base
          salary" means the regular salary,
          excluding overtime, bonuses,
          premium pay and other allowances,
          paid to a salaried Participant.
          "Base wages" means the amount
          determined by multiplying the
          "base rate of pay" of an
          hourly-paid Participant by his
          paid hours per week (to a maximum
          of 40) for a Participating
          Company.  "Base rate of pay" means
          the hourly wage rate paid to the
          Participant by a Participating
          Company for non-overtime work,
          exclusive of bonuses, premium pay,
          living and other allowances, or,
          if the Participant has been
          assigned to two or more job
          classifications at different wage
          rates, the arithmetical average of

          126
          the hourly wage rates of all job
          classifications to which the
          Participant has been assigned.  In
          the case of either salaried or
          hourly-paid Participants who are
          employed by two or more
          Participating Companies, base
          salary or base wages means the sum
          of the base salaries or base wages
          paid to him by such Participating
          Companies.

            Any reference in this Plan to
          Compensation is a reference to the
          definition in this Section 1.7
          unless the Plan reference
          specifies a modification to this
          definition.  The Plan
          Administrator will take into
          account only Compensation actually
           paid for the relevant period.
          (A)   Limitations on Compensation.
            (1) Compensation Dollar
          Limitation.  For any Plan Year
          beginning after December 31, 1988,
          and before January 1, 1994, the
          Plan Administrator must take into
          account only the first $200,000
          (or beginning January 1, 1990,
          such larger amount as the
          Commissioner of Internal Revenue
          may prescribe) of any
          Participant's Compensation.  For
          any Plan Year beginning prior to
          January 1, 1989, this $200,000
          limitation (but not the family
          aggregation requirement set forth
          hereinbelow) applies only if the
          Plan is top heavy for such Plan
          Year.  For any Plan Year beginning
          on or after January 1, 1994, the
          Plan Administrator must take into
          account only the first $150,000
          (as adjusted by the Commissioner
          of Internal Revenue for increases
          in the cost of living in
          accordance with Code Section
          401(a)(17)(B) of any Participant's
          Compensation.

            (2) Application of Limitation to
          Certain Family Members.   The
          Compensation dollar limitation
          applies to the combined
          Compensation of the Employee and
          of any family member aggregated

                                                                        127
          with the Employee under Section
          3.3(c)(iii) who is either (i) the
          Employee's spouse; or (ii) the
          Employee's lineal descendant under
          the age of 19 as the close of the
          year.  If, for a Plan Year, the
          combined Compensation of the
          Employee and such family members
          who are Participants entitled to
          an allocation for that Plan Year
          exceeds the applicable limitation,
          "Compensation" for each such
          Participant, for purposes of the
          contribution and allocation
          provisions of Article III, means
          his Adjusted Compensation.
          Adjusted Compensation is the
          amount which bears the same ratio
          to the applicable limitation as
          the affected Participant's
          Compensation (without regard to
          the applicable limitation) bears
          to the combined Compensation of
          all the affected Participants in
          the  family unit.
          (B)   Nondiscrimination.  For
          purposes of determining whether
          the Plan discriminates in favor of
          Highly Compensated Employees,
          Compensation means Compensation as
          defined in this Section.

            1.8 _____________
                CONTRIBUTIONS means amounts

          paid into the Trust Fund by the
          Participating Companies or
          Participants.

            1.9 _________________
                ELIGIBLE EMPLOYEE means an

          Employee who has satisfied the
          eligibility requirements of
          Article II whether or not such
          Employee elects to participate in
          the Savings Plan.

            1.10  ________
                  EMPLOYEE means any

          employee of the Employer.

            1.11  ________
                  EMPLOYER for purposes of

          determining who may contribute to
          the Plan and whose Employees may
          be Participants means the Company
          and any other Participating
          Company which adopts this Plan for
          the benefit of some or all of its
          Employees.

          128
            The term "Employer" refers to
          all Employers collectively, as if
          they were one, unless the context
          clearly indicates that any
          Employer is referred to
          separately.

            1.12  _________________
                  EMPLOYER MATCHING

          _____________
          CONTRIBUTIONS means the Employer

          contributions provided pursuant to
          Section 3.2.

            1.13  __________
                  ENTRY DATE means the

          first of each month following the
          date on which an Employee first
          satisfies the eligibility
          requirements of the Plan.

            1.14  _____
                  ERISA means the Employee

          Retirement Income Security Act of
          1974 and the regulations
          thereunder, as amended from time
          to time.

            1.15  _______________
                  HOUR OF SERVICE means:


                (a)  Each Hour of Service
          for which the Employer, either
          directly or indirectly, pays an
          Employee, or for which the
          Employee is entitled to payment,
          for the performance of duties.
          The Administrator credits Hours of
          Service under this paragraph (a)
          to the Employee for the
          computation period in which the
          Employee performs the duties,
          irrespective of when paid;
                (b)  Each Hour of Service
          for back pay, irrespective of
          mitigation of damages, to which
          the Employer has agreed or for
          which the Employee has received an
          award.  The Administrator credits
          Hours of Service under this
          paragraph (b) to the Employee for
          the computation period(s) to which
          the award or the agreement
          pertains rather than for the
          computation period in which the
          award, agreement or payment is
          made; and

                                                                        129
                (c)  Each Hour of Service
          for which the Employer, either
          directly or indirectly, pays an
          Employee, or for which the
          Employee is entitled to payment
          (irrespective of whether the
          employment relationship is
          terminated), for reasons other
          than for the performance of duties
          during a computation period, such
          as leave of absence, vacation,
          holiday, sick leave, illness,
          incapacity (including disability),
          layoff, jury duty or military
          duty.  The Administrator will
          credit no more than 501 Hours of
          Service under this paragraph (c)
          to an Employee on account of any
          single continuous period during
          which the Employee does not
          perform any duties (whether or not
          such period occurs during a
          single computation period).  The
          Administrator credits Hours of
          Service under this paragraph (c)
          in accordance with the rules of
          paragraphs (b) and (c) of Labor
          Reg. Section 2530.200b-2, which
          the Plan, by this reference,
          specifically incorporates in full
          within this paragraph (c).
            The Administrator will not
          credit an Hour of Service under
          more than one of the above
          paragraphs.  A computation period
          for purposes of this Section 1.15
          is the calendar year, Year of
          Service period, Break in Service
          period or other period, as
          determined under the Plan
          provision for which the
          Administrator is measuring an
          Employee's Hours of Service.  The
          Administrator will resolve any
          ambiguity with respect to the
          crediting of an Hour of Service in
          favor of the Employee.
            (A) Method of Crediting Hours of
          Service.  The Administrator will
          credit every Employee with Hours
          of Service on the basis of weeks
          of employment.  In this regard,
          the Administrator will credit an
          Employee with 45 Hours of Service
          for each week for which the
          Administrator would credit the
          Employee with at least one Hour of

          130
          Service under the preceding
          provisions of this Section 1.15.
            (B) Maternity/Paternity Leave.
          Solely for purposes of determining
          whether an Employee incurs a Break
          in Service under any provision of
          this Plan, the Administrator must
          credit Hours of Service during an
          Employee's unpaid absence period
          due to maternity or paternity
          leave.  The Administrator
          considers an Employee on maternity
          or paternity leave if the
          Employee's absence is due to the
          Employee's pregnancy, the birth of
          the  Employee's child, the
          placement with the Employee of an
          adopted child, or the care of the
          Employee's child immediately
          following the child's birth or
          placement.  The Administrator
          credits Hours of Service under
          this paragraph on the basis of the
          number of

          Hours of Service the Employee
          would receive if he were paid
          during the absence period or, if
          the Administrator cannot determine
          the number of Hours of Service the
          Employee would receive, on the
          basis of 8 hours per day during
          the absence period.  The
          Administrator will credit only the
          number (not exceeding 501) of
          Hours of Service necessary to
          prevent an Employee's incurring a
          Break in Service.  The
          Administrator credits all Hours of
          Service described in this
          paragraph to the computation
          period in which the absence period
          begins or, if the Employee does
          not need these Hours of Service to
          prevent a Break in Service in the
          computation period in which his
          absence period begins, the
          Administrator credits these Hours
          of Service to the immediately
          following computation period.

            1.16  _______________
                  LEASED EMPLOYEE.  The

          Plan treats a Leased Employee as
          an Employee of the Employer.  A
          Leased Employee is an individual
          (who otherwise is not an Employee
          of the Employer) who, pursuant to

                                                                        131
          a leasing agreement between the
          Employer and any other person, has
          performed services for the
          Employer (or for the Employer and
          any persons related to the
          Employer within the meaning of
          Code Section 414(a)(3)) on a
          substantially full time basis for
          at least one year and who performs
          services historically performed by
          employees in the Employer's
          business field.  If a Leased
          Employee is treated as an Employee
          by reason of this Section 1.16,
          "Compensation" includes
          Compensation from the leasing
          organization which is attributable
          to services performed for the
          Employer.
            (A) Safe Harbor Plan Exception.
           The Plan does not treat a Leased
          Employee as an Employee if the
          leasing organization covers the
          employee in a safe harbor plan
          and, prior to application of this
          safe harbor plan exception, 20% or
          less of the Employer's Employees
          (other than Highly Compensated
          Employees) are Leased
          Employees.  A safe harbor plan is
          a money purchase pension plan
          providing immediate participation,
          full and immediate vesting, and a
          nonintegrated contribution formula
          equal to at least 10% of the
          employee's compensation without
          regard to employment by the
          leasing organization on a
          specified date.  The safe harbor
          plan must determine the 10%
          contribution on the basis of
          compensation as defined in Code
          Section 415(c)(3) plus elective
          contributions (as defined in
          Section 4.1(b)).
            (B) Other Requirements.  The
          Administrator must apply this
          Section 1.16 in a manner
          consistent with Code Section
          414(n) and 414(o) and the
          regulations issued under those
          Code sections.  The Administrator
          will reduce a Leased Employee's
          allocation of Employer
          contributions under this Plan by
          the Leased Employee's allocation
          under the leasing organization's

          132
          plan, but only to the extent that
          allocation is attributable to the
          Leased Employee's service provided
          to the Employer.

            1.17  _____________________
                  NORMAL RETIREMENT AGE

          means age sixty-five (65).

            1.18  ___________
                  PARTICIPANT means any

          Employee who shall have acquired
          either a forfeitable or
          nonforfeitable interest in the
          Trust Fund pursuant to the
          provisions of this Plan.

            1.19  _________________
                  PARTICIPANT AFTER____
                                   -TAX

          _____________
          CONTRIBUTIONS mean contributions

          made by a Participant to the Plan
          which do not reduce the
          Participant's Compensation for
          Federal Income Tax purposes.

            1.20  _______________
                  PARTICIPANT PRE____
                                 -TAX

          _____________
          CONTRIBUTIONS means contributions

          made by the Employer on behalf of
          a Participant to this Plan,
          resulting from an election by such
          Participant to reduce his
          Compensation for Federal Income
          Tax purposes by a designated
          percentage.

            1.21  _____________________
                  PARTICIPATING COMPANY

          means the Company and any
          corporation of which 50% or more
          of the outstanding stock entitled
          to vote is owned by the Company or
          by any corporation of which 50% or
          more of the outstanding stock
          entitled to vote is owned by a
          corporation first mentioned above,
          which elects to participate in
          this Plan pursuant to Article
          XVIII.

            1.22  ____________
                  PENSION PLAN means the

          Crown Central Petroleum
          Corporation Pension Trust
          Agreement and/or the Crown Central
          Petroleum Corporation Retirement
          Income Plan.

                                                                        133
            1.23  ____
                  PLAN means this Crown

          Central Petroleum Corporation
          Employees Savings Plan and any
          amendments thereto.

            1.24  _____________________
                  PLAN ADMINISTRATOR OR

          _____________
          ADMINISTRATOR means Crown Central

          Petroleum Corporation, and any
          successor by merger, purchase or
          otherwise.

            1.25  _________
                  PLAN YEAR through January

          31, 1988 means the calendar year,
          thereafter means the period
          beginning January 1, 1989 and
          ending December 30, 1989, the
          12-month periods beginning
          December 31, 1989 and ending
          December 30, 1990, and beginning
          December 31, 1990 and ending
          December 30, 1991, the short year
          consisting of December 31, 1991,
          and thereafter means the 12-month
          period beginning January 1 and
          ending December 31.

            1.26  _____________
                  RELATED GROUP.  A related

          group is a controlled group of
          corporations (as defined in Code
          Section 414(b)), trades or
          businesses (whether or not
          incorporated) which are under
          common control (as defined in Code
          Section 414(c)) or an affiliated
          service group (as defined in Code
          Section 414(m) or in Code Section
          414(o)).  If the Employer is a
          member of a related group, the
          term "Employer" includes the
          related group members for purposes
          of crediting Hours of Service,
          determining Years of Service and
          Breaks in Service under Articles
          II and VI, applying the
          limitations on allocations in
          Sections 4.1 and 4.2, applying the
          top heavy rules and the minimum
          allocation requirements of Article
          XIV, the definitions of Employee,
          Highly Compensated Employee,
          Compensation and Leased Employee,
          and for any other purpose required
          by the applicable Code section or

          134
          by a Plan provision.  However,
          only a Participating Company may
          contribute to this Plan and only
          an Employee employed by a
          Participating Company is  eligible
          to participate in this Plan.  For
          Plan allocation purposes,
          "Compensation" does not include
          Compensation received from a
          related employer which is not
          participating in this Plan.

            1.27  __________
                  RETIREMENT means a

          separation from service upon or
          after (i) Early, Normal or
          Deferred Retirement under the
          Pension Plan or (ii) attainment of
          Normal Retirement Age under this
          Plan.

            1.28  ________________
                  TOTAL DISABILITY means

          inability, due to sickness or
          accidental bodily injury, to
          engage in any occupation or
          perform any work for compensation
          or profit for which the person is
          reasonably fitted by training,
          education or experience.

            1.29  _____
                  TRUST means the Trust

          Fund established pursuant to this
          Plan out of which the benefits
          payable under this Plan shall be
          paid.

            1.30  _______
                  TRUSTEE means Signet

          Bank/Maryland through December 31,
          1991, and from and after January
          1, 1992, means T. Rowe Price Trust
          Company, a Maryland limited trust
          company, or any successor in
          office who in writing accepts the
          position of Trustee.

            1.31  _______________
                  YEAR OF SERVICE has the

          following meanings:
                (a)  _______________
                     For Eligibility

          ________
          Purposes.  A Year of Service means

          a twelve (12) consecutive month
          period, measured from the
          Employee's employment commencement

                                                                        135
          date, in which the Employee is
          credited with one thousand (1,000)
          Hours of Service; provided,
          however, that for an Employee who
          is credited with less than one
          thousand (1,000) Hours of Service
          during such  period, a Year of
          Service means a Plan Year in which
          such Employee is credited with one
          thousand (1,000) Hours of Service,
          starting with the Plan Year which
          begins during the Employee's first
          twelve (12) months of employment.
                (b)  ____________________
                     For Vesting Purposes.

          A Year of Service means a Plan
          Year during which an Employee is
          credited with at least one
          thousand (1,000) Hours of Service.

          __________
          ARTICLE II

          ___________________________
          ELIGIBILITY OF EMPLOYEES TO

          ___________
          PARTICIPATE


            2.1 __________________
                ELIGIBLE EMPLOYEES.

          Effective with respect to any
          Employee who has at least one (1)
          Hour of Service on or after
          January 1, 1989, (except effective
          on or after February 1, 1988 as to
          those certified collective
          bargaining unit Participants
          covered by the amendment to this
          Plan dated March 31, 1988), every
          Employee of a Participating
          Company who has attained age 21
          and has completed a Year of
          Service as defined in Section
          1.31(a), shall be eligible to
          participate in this Plan provided
          that if the Employee is a member
          of a certified collective
          bargaining unit, he shall  be
          eligible to participate  in this
          Plan only  if  the collective
          bargaining agency for such unit
          has either accepted the terms  and
          conditions  of  this Plan or has
          consented to the solicitation of
          applications for participation
          from members of such collective
          bargaining unit.

            2.2 ____________________
                ELIGIBILITY UPON RE-

          __________
          EMPLOYMENT.  If an Employee should

          terminate employment and
          subsequently be re-employed by the
          Employer, the following rules
          shall determine when he shall
          again become eligible to
          participate in the Plan:
                (a)  If he had not yet met
          the service requirement of Section
          2.1 prior to such termination, his
          re-employment date shall be
          treated as his employment
          commencement date, and the
          provisions of Section 2.1 shall
          apply.
                (b)  If he had met the
          service requirement of Section
          2.1,  then:
            (i) If his prior service is
          disregarded under the Break in
          Service rule specified in Section
          6.2(b), such prior service shall
          be disregarded for purposes of
          determining his eligibility to
          again participate, his re-
          employment date shall be treated
          as his employment commencement
          date and the provisions of Section
          2.1 shall apply;
            (ii)  If his prior service is
          not disregarded under the Break in
          Service rule specified in Section
          6.2(b), he shall be deemed to have
          met the service requirement of
          Section 2.1 as of the first day of
          the month next following his re-
          employment.

          ___________
          ARTICLE III

          _____________
          CONTRIBUTIONS


            3.1 _______________________
                PARTICIPANT PRE-TAX AND

                    _____________________
                    PARTICIPANT AFTER-TAX

                    _____________
                    CONTRIBUTIONS.


                (a)  Subject to the
          limitations prescribed by this
          Article and Article IV, each

                                                                        137
          Participant may elect through
          payroll deduction to make either
          or both Participant Pre-Tax and/or
          Participant After-Tax
          Contributions to the Plan. The
          Participant's election must be
          made on a form prescribed by the
          Plan Administrator.  The election,
          as to the aggregate of Pre-Tax and
          After-Tax Contributions, may be
          for any whole percentage not
          greater than 12% of the
          Participant's Compensation and
          shall indicate what portion, if
          any, shall be allocated as a
          Participant Pre-Tax Contribution
          and what portion, if any, shall be
          allocated as a Participant After-
          Tax Contribution.
                (b)  The Employer shall
          remit Participant Contributions to
          the Trustee as soon as practicable
          but not later than thirty (30)
          days after they are withheld from
          payroll.  That portion indicated
          by the Participant as being a
          Participant Pre-Tax Contribution
          will be credited to his
          Participant Pre-Tax Contribution
          Account, and that portion
          indicated as being a Participant
          After-Tax Contribution will be
          credited to his Participant After-
          Tax Contribution Account.
          Effective January 1,

          1992, a Participant may change the
          total (including suspending
          allotments by reducing such total
          to 0%) and/or the Pre-Tax/After
          Tax make-up of his election no
          more than two times per Plan Year,
          effective as of the next January 1
          or July 1; to the end and intent
          that any such change (including
          suspension) shall remain in effect
          for at least six months.  A change
          may only be made on a form
          prescribed by and delivered to the
          Plan Administrator at least thirty
          (30) days before the election is
          to
          become effective.

            3.2 _________________
                EMPLOYER MATCHING

          _____________
          CONTRIBUTIONS.

          138
            Promptly following the payment
          of the last payroll paid by it in
          any month, each Participating
          Company shall contribute to the
          Trust Fund an amount equal to
          fifty percent (50%) of the
          Matchable  Portion of the
          Participant Pre-Tax Contributions
          and Participant After-Tax
          Contributions made by the
          Participants in its employ during
          that month, or, in the case of
          Participants employed by more than
          one Participating Company, the
          amount of the Matchable Portion of
          said Contributions which is
          apportioned to each Participating
          Company,  less any applicable
          credits.  Such contribution is
          hereinafter referred to as the
          "Employer Matching Contribution".
          Matchable Portion means (i) in the
          case of vested Participants, up to
          eight percent (8%) of Compensation
          allocated to Participant Pre-Tax
          and Participant After-Tax
          Contributions pursuant to Section
          3.1 and (ii) in the case of non-
          vested Participants, up to seven
          percent (7%) of such Compensation.

            3.3 _________________
                SPECIAL RULES FOR

          _________________________________
          PARTICIPANT PRE-TAX CONTRIBUTIONS.

                (a)  _______________
                     Annual Elective

          ___________________
          Deferral Limitation.  A

          Participant's Elective Deferrals
          (Pre-Tax Contributions to this
          Plan or any other plan covering
          the Participant) for a calendar
          year beginning after December 31,
          1986 may not exceed the Code
          Section 402(g) limitation.  The
          Code Section 402(g) limitation is
          the greater of $7,000 or the
          adjusted amount determined by the
          Secretary of the Treasury.  If the
          Employer determines a
          Participant's elective deferrals
          under this Plan for a calendar
          year would exceed the Code
          Section 402(g) limitation for the
          calendar year, the Employer shall
          not permit any additional
          Participant Pre-Tax Contributions

                                                                        139
          with respect to that Participant
          for the remainder of that calendar
          year, paying in cash to the
          Participant any amounts which
          would cause the Participant Pre-
          Tax Contributions to exceed the
          Code Section 402(g) limitation.
          If the Administrator determines a
          Participant's elective deferrals
          have exceeded the Code Section
          402(g) limitation, the
          Administrator shall direct the
          Trustee to distribute to the
          Participant in cash the amount in
          excess of the limitation (the
          "Excess Deferral") as adjusted for
          income or loss allocable thereto.
           The determination of such
          allocable income or loss shall be
          made in a manner similar to the
          allocable income or loss
          determination described in Section
          3.4 for Excess Contributions,
          except the numerator of the
          allocation fraction will be the
          amount of the Participant's Excess
          Deferral, and the denominator will
          be the Participant's accrued
          benefit attributable to his
          Elective Deferrals.  If the
          Administrator
          distributes the Excess Deferral by
          April 15, it may make the
          distribution irrespective of any
          other provision under this Plan or
          under the Code.
            If a Participant participates
          in another plan under which he
          makes elective deferrals pursuant
          to a Code Section 401(k)
          arrangement, elective deferrals
          under a simplified employee
          pension, or salary reduction
          contributions to a tax-sheltered
          annuity, irrespective of whether
          the Employer maintains the other
          plan, the Participant may provide
          the Administrator a written claim
          for excess deferrals made for a
          calendar year.  The Participant
          must submit the claim no later
          than the March 1 following the
          close of the particular calendar
          year and the claim shall certify
          under oath the amount of the
          Participant's Pre-Tax
          Contributions under this Plan

          140
          which are excess deferrals.  If
          the Administrator receives a
          timely claim, he shall distribute
          to the Employee the excess
          deferral, as adjusted for
          allocable income or loss, which
          the Employee has assigned to this
          Plan in accordance with the
          distribution procedure described
          in the immediately preceding
          paragraph.
                (b)  ________________
                     Average Deferral

          _______________
          Percentage Test.   For each Plan

          Year, the Participant Pre-Tax
          Contributions shall satisfy one of
          the following average deferral
          percentage ("ADP") tests:
            (i) The ADP for the Highly
          Compensated Group shall not exceed
          1.25 times the ADP for the
          Nonhighly Compensated Group; or

            (ii)  The ADP for the Highly
          Compensated Group shall not exceed
          the ADP for the Nonhighly
          Compensated Group by more than two
          (2) percentage points (or the
          lesser percentage permitted by the
          multiple use limitation in Section
          3.7) and the ADP for the Highly
          Compensated Group shall be not
          more than twice the ADP for the
          Nonhighly Compensated Group.
                For purposes of applying the
          ADP test in Plan Years beginning
          on or after January 1, 1992,
          during which this Plan covers both
          employees who are included in a
          unit of employees covered by a
          collective bargaining agreement
          and employees who are not, this
          Plan shall be treated as
          consisting of two separate cash or
          deferred arrangements (one for
          each such group of employees).
                (c)  ___________
                     Definitions. For

          purposes of applying the ADP test,
          the following definitions apply:
            (i) "Highly Compensated Group"
          shall mean the Eligible Employees
          who are Highly Compensated
          Employees for the Plan Year.
            (ii)  "Eligible Employee" shall
          mean a Participant who elects to
          make Employee Pre-Tax

                                                                        141
          Contributions or who is eligible
          to make the same, irrespective of
          whether he actually does so.

            (iii) "Highly Compensated
          Employee" shall mean an Eligible
          Employee who, during the Plan Year
          or during the preceding 12-month
          period:
                (1)  is a more than five
          percent (5%) owner of his Employer
          (applying the constructive
          ownership rules  of Code Section
          318, and applying the principles
          of Code Section 318 for an
          unincorporated entity);
                (2)  has Compensation in
          excess of $75,000 (or a greater
          amount, as determined by the
          Commissioner of Internal Revenue);
                (3)  has Compensation in
          excess of $50,000 (or a greater
          amount, as determined by the
          Commissioner of Internal Revenue)
          and is part of the top-paid 20%
          group of employees (based on
          Compensation for the relevant Plan
          Year);
                (4)  has Compensation in
          excess of 50% of the dollar amount
          prescribed in Code Section
          415(b)(1)(A) (relating to defined
          benefit plans) and is an officer
          of the Employer.
            If the Employee satisfies the
          definition in clause (2),  (3) or
          (4) in the Plan Year but not
          during the preceding 12-month
          period and does not satisfy clause
          (1) in either period, the Employee
          is a Highly Compensated Employee
          only if he is one of the 100 most
          highly compensated Employees for
          the Plan Year.  The number of
          officers taken into account under
          clause (4) will not exceed the
          greater of 3 or 10% of the total
          number (after application of the
          Code Section 414(q) exclusions) of
          Employees, but no more than 50
          officers.  If no Employee
          satisfies the Compensation
          requirement in clause (4) for the
          relevant year, the Administrator
          will treat the highest paid

          142
          officer as satisfying clause (4)
          for that year.
            For purposes of this Section
          3.3(c)(iii), "Compensation" means
          Compensation as defined in Section
          4.1(b), except no exclusions from
          Compensation apply other than the
          exclusions described in paragraphs
          (i), (ii), (iii) and (iv) of
          Section 4.1(b), and Compensation
          must include: (i) elective
          deferrals under a Code Section
          401(k) arrangement or under  a
          Simplified Employee Pension
          maintained by the Employer; and
          (ii) amounts paid by the Employer
          which are not currently includible
          in the Employee's gross income
          because of Code Section 125
          (cafeteria plans) or 403(b) (tax-
          sheltered annuities).  The Plan
          Administrator must make the
          determination of who is a Highly
          Compensated Employee, including
          the determinations of the number
          and identity of the top paid 20%
          group, the top 100 paid Employees,
          the number of officers includible
          in clause (4) and the relevant
          Compensation, consistent with Code
          Section 414(q) and regulations
          issued under that Code section.
          For purposes of applying any
          nondiscrimination test required
          under the Plan or under the Code,
          in a manner consistent with
          applicable Treasury regulations,
          the Plan Administrator will treat
          a Highly Compensated Employee and
          all his family members (a spouse,
          a lineal ascendant or descendant,
          or a spouse of  a lineal ascendant
          or descendant) as a single Highly
          Compensated
          Employee, but only if the Highly
          Compensated Employee is a
          more than 5% owner or is one of
          the 10 Highly Compensated
          Employees with the greatest
          Compensation for the Plan Year.
          This aggregation rule applies to a
          family member even if that family
          member is a Highly Compensated
          Employee without family
          aggregation.
            The term "Highly Compensated
          Employee" also includes any former

                                                                        143
          Employee who separated from
          Service (or has a deemed
          Separation from Service, as
          determined under Treasury
          regulations) prior to the Plan
          Year, performs no Service for the
          Employer during the Plan Year, and
          was a Highly Compensated Employee
          either for the separation year or
          any Plan Year ending on or after
          his 55th birthday.  If the former
          Employee's Separation from Service
          occurred prior to January 1, 1987,
          he is a Highly Compensated
          Employee only if he satisfied
          clause (1) of this Section
          3.3(c)(iii) or received
          Compensation in excess of $50,000
          during (1) the year of his
          separation from Service (or the
          prior year); or (2) any year
          ending after his 54th birthday.
            (iv) "Nonhighly Compensated
          Group" shall mean the Eligible
          Employees who are Nonhighly
          Compensated Employees for the Plan
          Year.  The Nonhighly Compensated
          Employees are the Eligible
          Employees who are not Highly
          Compensated Employees and are not
          family members treated as Highly
          Compensated Employees under
          paragraph (iii).

            (v) The "ADP" for a group is the
          average of the separate Actual
          Deferral Ratios ("ADR") calculated
          for each Eligible Employee who is
          a member of that group.  An
          Eligible Employee's ADR for a Plan
          Year is the ratio of the
          Participant Pre-Tax Contributions
          allocated to his account for the
          Plan Year to his Compensation for
          that portion of the Plan Year
          during which he was an Eligible
          Employee.  For aggregated family
          members treated as a single Highly
          Compensated Employee under
          paragraph (c), the ADR of the
          family unit is the ADR determined
          by combining the Employee Pre-Tax
          Contributions  and Compensation of
          all aggregated family members.  A
          Nonhighly Compensated Employee's
          ADR shall not include Employee
          Pre-Tax Contributions made to this
          Plan or to any other Plan

          144
          maintained by the Employer, to the
          extent such Employee Pre-Tax
          Contributions exceed the Code
          Section 402(g) limitation.  A
          Highly Compensated Employee's ADR
          shall include elective deferrals
          under any other Code Section
          401(k) arrangement maintained by
          the Employer (unless elective
          deferrals are to an ESOP), but a
          Nonhighly Compensated Employee's
          ADP shall not include elective
          deferrals under another Code
          Section 401(k) arrangement
          maintained by the  Employer unless
          the Employer treats the Code
          Section 401(k) arrangement under
          this Plan and the other Code
          Section 401(k) arrangement as a
          unit for coverage or
          discrimination purposes.

            3.4 ___________________
                ADP TEST CORRECTION.

                (a)  If the Administrator
          determines the Plan fails to
          satisfy the ADP test for a Plan
          Year, it may recharacterize
          pursuant to Section 3.4(b) or
          direct the Trustee to distribute
          the Excess Contributions (defined
          hereinbelow), as adjusted for
          allocable income or loss, no later
          than the last day of the
          succeeding Plan Year.  However,
          the Employer will incur an excise
          tax equal to ten percent (10%) of
          the amount of excess contributions
          for a Plan Year not
          recharacterized or distributed to
          the appropriate Highly Compensated
          Employees by 2-1/2 months
          following the close of that Plan
          Year.  The Excess Contributions
          are the amount of Employee Pre-Tax
          Contributions made by the Highly
          Compensated Employees which causes
          the Plan to fail to satisfy the
          ADP test.  The Administrator shall
          direct the Trustee to distribute
          to each Highly Compensated
          Employee his respective share of
          the Excess Contributions.  The
          Administrator shall determine the
          respective shares of Excess
          Contributions by starting with the
          Highly Compensated Employee(s) at
          the next highest ADR level

                                                                        145
          (including the ADR of the Highly
          Compensated Employees who has the
          greatest ADR(s), reducing his ADR
          to the next highest ADR, then, if
          necessary, reducing the ADR of the
          Highly Compensated Employee(s)
          whose ADR(s) the Administrator
          already has reduced), and
          continuing in this manner until
          the ADP for the Highly Compensated
          Group satisfies the ADP test.  If
          the Highly Compensated Employee is
          part of an aggregated family
          group, the Administrator, in
          accordance with the applicable
          Treasury Regulations, will
          determine each family member's
          allocable share of the Excess
          Contributions assigned to the
          family unit.

            Excess Contributions shall be
          adjusted for any income or loss
          allocable thereto up to the date
          of distribution.  The income or
          loss allocable to Excess
          Contributions up to the date of
          distribution is the sum of: (i)
          the income or loss allocable to
          the Highly Compensated Employee's
          Pre-Tax Account for the Plan Year
          multiplied by a fraction, the
          numerator of which is such
          Employee's Excess Contributions
          for the year and the denominator
          of which is the Employee's account
          balance attributable to
          Participant Pre-Tax Contributions
          as of the last day of the Plan
          Year without regard to any income
          or loss occurring during such Plan
          Year; plus (ii) ten percent of the
          amount determined under (i)
          multiplied by the number of whole
          calendar months between the end of
          the Plan Year  and  the  date  of
           distribution,  counting  the
          month  of distribution  as  a
          whole  calendar  month  if,  but
          only  if, distribution occurs
          after the 15th day of such month.

                (b)  Recharacterization.
          The Employer may treat Excess
          Contributions as an amount
          distributed to the Participant and

          146
          then recontributed by the
          Participant to the Plan as a
          Participant After-Tax
          Contribution.  An amount may not
          be recharacterized with respect to
          a Highly Compensated Employee to
          the extent that such amount, in
          combination with other Participant
          After-Tax Contributions made by
          that Employee, would exceed any
          stated limit under the Plan.
                Recharacterization must
          occur no later than two and one-
          half months after the last day of
          the Plan Year in which such Excess
          Contributions arose and is deemed
          to occur on the date on which the
          last of those Highly Compensated
          Employees with Excess
          Contributions to be
          recharacterized is informed in
          writing of the amount
          recharacterized and the
          consequences thereof.
          Recharacterized amounts are
          includible in the Participant's
          gross income on the earliest dates
          any elective contributions made on
          behalf of the Participant during
          the Plan Year would have been
          received by the Participant had he
          originally elected to receive the
          amounts in cash.

            3.5 __________________________
                SPECIAL RULES FOR EMPLOYEE

          ___________________________
          AFTER-TAX CONTRIBUTIONS AND

          _______________________________
          EMPLOYER MATCHING CONTRIBUTIONS.

                (a)  ____________________
                     Average Contribution

          _______________
          Percentage Test.   The Plan shall

          satisfy one of the following
          average contribution percentage
          ("ACP") tests, with respect to
          Employee After-Tax Contributions
          and Employer Matching
          Contributions:
            (i) The ACP for the Highly
          Compensated Group shall not exceed
          1.25 times the ACP for the
          Nonhighly Compensated Group; or

            (ii)  The ACP for the Highly
          Compensated Group shall not exceed
          the ACP for the Nonhighly

                                                                        147
          Compensated Group by more than two
          (2) percentage points (or the
          lesser percentage permitted by the
          multiple use limitation in Section
          3.7), and the ACP for the Highly
          Compensated Group shall not be
          more than twice the ACP for the
          Nonhighly Compensated Group.
                For purposes of applying the
          ACP test in Plan Years beginning
          on or after January 1, 1992,
          during which this Plan covers both
          employees who are included in a
          unit of employees covered by a
          collective bargaining agreement
          and employees who are not, this
          Plan shall be treated as
          consisting of two separate cash or
          deferred arrangements (one for
          each such group of employees).
                (b)  ___________
                     Definitions.  For

          purposes of applying the ACP test,
          the following definitions apply:
            (i) "Highly Compensated Group"
          shall mean the Eligible Employees
          who are Highly Compensated
          Employees (as defined in Section
          3.3(c)(iii)) for the Plan Year.
            (ii)  "Eligible Employee" shall
          mean a Participant who is eligible
          to receive an allocation of
          Company Matching Contributions (or
          would be eligible if he made the
          type of contributions necessary to
          receive such an allocation), and a
          Participant who is eligible to
          make Participant After-Tax
          Contributions, irrespective of
          whether he actually makes such
          Contributions for the Plan Year.
            (iii) "Nonhighly Compensated
          Group" shall have the same meaning
          as in Section 3.3(c)(iv).

            (iv) The "ACP" for a group is
          the average of the Actual
          Contribution Ratios (ACR)
          calculated for each Eligible
          Employee who is a member of that
          group.  An Eligible Employee's ACR
          for a Plan Year is the ratio of
          the sum of the Participant After-
          Tax Contributions and Employer
          Matching Contributions (such sum
          being hereinafter referred to as
          "Aggregate Contributions")
          allocated to his account for the

          148
          Plan Year to his Compensation for
          that portion of the Plan Year
          during which he was an Eligible
          Employee.  For aggregated family
          members treated as a single Highly
          Compensated Employee under Section
          3.3(c)(iii), the ACR of the family
          unit is the ACR determined by
          combining the Aggregate
          Contributions and Compensation of
          all aggregated family members.  A
          Highly Compensated Employee's ACR
          shall include any Aggregate
          Contributions made on his behalf
          to any other plan maintained by
          the Employer (unless the other
          plan is an ESOP).  A Nonhighly
          Compensated Employee's ACR shall
          not include Aggregate
          Contributions made on his behalf
          to another plan unless the
          Employer treats this Plan and the
          other plan as a unit for coverage
          or discrimination purposes under
          the Code.  The Administrator may
          (in a manner consistent with
          Treasury regulations) determine
          the ACRs of the Eligible Employees
          by taking into account Employee
          Pre-Tax

          Contributions made to this Plan,
          but only to the extent
          they are not used in calculating
          the ADP test under Section 3.3.
          The Administrator may not include
          Employee Pre-Tax Contributions in
          the ACP test, unless the Code
          Section 401(k) arrangement under
          this Plan satisfies the ADP test
          both with and without such
          contributions.  For Plan Years
          beginning after December 31, 1988,
          the Administrator may not include
          in the ACP test any Aggregate
          Contributions or elective
          deferrals under another plan
          unless that plan has the same Plan
          Year as this Plan.
            (v) "Aggregate Contributions"
          are Participant After-Tax
          Contributions and Employer
          Matching Contributions.  "Excess
          Aggregate Contributions" are the
          amount of the Aggregate
          Contributions allocated on behalf
          of the Highly Compensated

                                                                        149
          Employees which causes the Plan to
          fail to satisfy the ACP test.

            3.6 ___________________
                ACP TEST CORRECTION.   The

          Administrator first shall
          determine whether the Highly
          Compensated Employees have made
          Participant Pre-Tax Contributions
          which are Excess Deferrals under
          Section 3.3 or Excess
          Contributions under Section 3.4
          before it determines Excess
          Aggregate Contributions for the
          Plan Year.  If the Administrator
          determines the Plan fails to
          satisfy the ACP test for a Plan
          Year, it shall direct the Trustee
          to distribute the Excess Aggregate
          Contributions, as adjusted for
          allocable income or loss, no later
          than the last day of the
          succeeding Plan Year. However, the
          Employer will incur an excise tax
          equal to ten percent (10%) of the
          amount of Excess Aggregate
          Contributions for a Plan Year not
          distributed to the appropriate
          Highly Compensated Employees by 2-
          1/2 months following the close of
          that Plan Year.
          The Administrator shall direct the
          Trustee to distribute to each
          Highly Compensated Employee his
          respective amount of the Excess
          Aggregate Contributions.  The
          Administrator shall determine the
          respective amounts of Excess
          Aggregate Contributions by
          starting with the Highly
          Compensated Employee(s) who has
          the greatest ACR, reducing his ACR
          to the next highest ACR then, if
          necessary, reducing the ACR of the
          Highly Compensated Employee(s) at
          the next highest ACR level
          (including the ACR of the Highly
          Compensated Employee(s) whose ACR
          the Administrator already has
          reduced), and continuing in this
          manner until the ACP for the
          Highly Compensated Group satisfies
          the ACP test.  If the Highly
          Compensated Employee is part of an
          aggregated family group, the
          Administrator, in accordance with
          the applicable Treasury

          150
          regulations, will determine each
          aggregated family member's
          allocable share of the Excess
          Aggregate Contributions assigned
          to the family member unit.  The
          Administrator shall treat a Highly
          Compensated Employee's Excess
          Aggregate Contributions in the
          following priority: (1) first as
          attributable to his unmatched
          Employee After-Tax Contributions,
          if any; (2) then on a prorata
          basis to matched Employee After-
          Tax Contributions, and to the

          Matching Contributions allocated
          on the basis of those Employee
          After-Tax Contributions.  To the
          extent the Highly Compensated
          Employee's Excess Aggregate
          Contributions are attributable to
          Company Matching Contributions,
          and he is not one hundred percent
          (100%) vested in his accrued
          benefit attributable to Employer
          Matching Contributions, the
          Administrator shall distribute
          only the vested portion of his
          Excess Aggregate Contributions, as
          adjusted for allocable income or
          loss, and forfeit the nonvested
          portion.  The vested portion of
          the Highly Compensated Employee's
          Excess Aggregate Contributions
          attributable to Company Matching
          Contributions is the total amount
          of such Excess Aggregate
          Contributions (as adjusted for
          allocable income or loss)
          multiplied by his vested
          percentage (determined as of the
          last day of the Plan Year for
          which the Participating Company
          made the matching contribution).
          The Administrator shall allocate
          any forfeited  Excess  Aggregate
          Contributions  to  reduce
          Employer Matching Contributions
          for the Plan Year following the
          Plan Year during which the excess
          occurred.
            The Administrator shall
          determine the amount of income or
          loss allocable to the Highly
          Compensated Employee's Excess
          Aggregate Contributions in a
          manner similar to the allocable
          income or loss determination

                                                                        151
          described in Section 3.4(a) for
          Excess Contributions, except  the
           Administrator  shall  make  the
          determination  with reference to
          the income or loss allocable to
          the Highly Compensated Employee's
          Excess Aggregate

          Contributions.

            3.7 _______________________
                MULTIPLE USE LIMITATION.

          For Plan Years beginning after
          December 31, 1988, if at least one
          Highly Compensated Employee is
          included in the ADP test under
          Section 3.3 and the ACP test under
          Section 3.5, the sum of the Highly
          Compensated Group's ADP and ACP
          may not exceed the multiple use
          limitation.
            The multiple use limitation is
          the sum of (i) and (ii):
                (i)  125% of the greater of:
               (a) the ADP of the Nonhighly
               Compensated Group; or (b) the
               ACP of the Nonhighly
               Compensated Group.
                (ii) 2% plus the lesser of
               (i)(a) or (i)(b), but no more
               than twice the lesser of
               (i)(a) or (i)(b).
                The Administrator, in lieu
               of determining the multiple
               use limitation as the sum of
               (i) and (ii), may elect to
               determine such limitation as
               the sum of (iii) and (iv):
                (iii) 125% of the lesser of
               (a) the ADP of the Nonhighly
               Compensated Group or (b) the
               ACP of the Nonhighly
               Compensated Group.
                (iv) 2% plus the greater of
               (iii)(a) or (iii)(b), but no
               more than twice the greater
               of (iii)(a) or (iii)(b).
            The Administrator shall
          determine whether the Plan
          satisfies the multiple use
          limitation after applying the ADP
          test under Section 3.3 and the ACP
          test under Section 3.5 and making
          any corrective distributions
          required by those Sections.  If
          the Administrator determines the
          Plan has failed to satisfy the
          multiple use limitation, the

          152
          Administrator shall correct the
          failure by treating the excess
          amount as Excess Aggregate

          Contributions.  This Section 3.7
          does not apply unless, prior to
          the application of the multiple
          use limitation, the ADR and the
          ACR of the Highly Compensated
          Group each exceeds 125% of the
          respective percentages for the
          Nonhighly Compensated Group.

          __________
          ARTICLE IV

          ______________________________
          LIMITATION ON ANNUAL ADDITIONS


            4.1 ___________
                DEFINITIONS.  For purposes

          of Article IV, the following terms
          mean:
                (a)  "Annual Addition" - The
          sum of the following amounts
          allocated on behalf of a
          Participant for a Limitation Year;
          (i) all Employer Matching
          Contributions; and (ii) all
          Participant Pre-Tax and After-Tax
          Contributions.  Except to the
          extent provided in Treasury
          regulations, Annual Additions
          include excess contributions
          described in Code Section 401(k),
          excess aggregate contributions
          described in Code Section 401(m)
          and excess deferrals described in
          Code Section 401(g), irrespective
          of whether the Plan distributes or
          forfeits such excess amounts.
          Annual Additions also include
          Excess Amounts reapplied to reduce
          Employer contributions under
          Section 4.2. Amounts allocated
          after March 31, 1984, to an
          individual medical account (as
          defined in Code Section 415(l)(2))
          included as part of a defined
          benefit plan maintained by the
          Employer are Annual Additions.
          Furthermore, Annual Additions
          include contributions paid or
          accrued after December 31, 1985,
          for taxable years ending after
          December 31, 1985, attributable to

                                                                        153
          post-retirement medical benefits
          allocated to the separate account
          of a key employee (as defined in
          Code

          Section 419A(d)(3)) under a
          welfare benefit fund (as defined
          in Code Section 419(e)) maintained
          by the Employer, but only for
          purposes of the dollar limitation
          applicable to the Maximum
          Permissible Amount.
                (b)  "Compensation" means
          (subject to the limitation
          specified in Section 1.7(A)) the
          Participant's wages, salaries,
          fees for professional service and
          other amounts received for
          personal services actually
          rendered in the course of
          employment with the Employer
          maintaining the Plan (including,
          but not limited to, commissions
          paid salesmen, compensation for
          services on the basis of a
          percentage of profits, commissions
          on insurance premiums, tips and
          bonuses).  Compensation does not
          include elective contributions
          made by the Employer on the
          Employee's behalf.  "Elective
          contributions" are amounts
          excludable from the Employee's
          gross income under Code Section
          125, 402(a)(8), 402(h) or 403(b),
          and contributed by the Employer,
          at the Employee's election, to a
          Code Section 401(k) arrangement, a
          Simplified Employee Pension,
          cafeteria plan or tax-sheltered
          annuity.  A Compensation payment
          includes Compensation paid by the
          Employer to an Employee through
          another person under the common
          paymaster provisions of Code
          Section 3121(s) and 3306(p).  The
          term "Compensation" also does not
          include:

                     (i) Employer
                    contributions (other
                    than "elective
                    contributions") to a
                    Plan of deferred
                    compensation to the
                    extent the contributions

          154
                    are not included in the
                    gross income of Employee
                    for the taxable year in
                    which contributed, on
                    behalf of an Employee to
                    a Simplified Employee
                    Pension Plan to the
                    extent such
                    contributions are
                    excludable from the
                    Employee's gross income,
                    and any distributions
                    from a plan of deferred
                    compensation, regardless
                    of whether such amounts
                    are includible in the
                    gross income of the
                    Employee when
                    distributed.
                     (ii)     Amounts
                    realized from the
                    exercise of a non-
                    qualified stock option,
                    or when restricted stock
                    (or property) held by an
                    Employee either becomes
                    freely transferable or
                    is no longer subject to
                    a substantial risk of
                    forfeiture.
                     (iii) Amounts realized
                    from the sale, exchange
                    or other disposition of
                    stock acquired under a
                    stock option described
                    in Part II, Subchapter
                    D, Chapter 1 of the
                    Code.
                     (iv) Other  amounts
                    which  receive  special
                     tax benefits, such as
                    premiums for group term
                    life insurance (but only
                    to the extent that the
                    premiums are not
                    includible in the gross
                    income of the Employee),
                    or contributions made by
                    an Employer (whether or
                    not under a salary
                    reduction agreement)
                    towards the purchase of
                    an annuity contract
                    described in Code
                    Section 403(b) (whether
                    or not the contributions
                    are excludable from the
                    gross income of the
                    Employee), other than

                                                                        155
                    "elective
                    contributions".

            (c) "Maximum Permissible
          Amount" - The lesser of (i)
          $30,000 (or, if greater, one-
          fourth of the defined benefit
          dollar limitation under Code
          Section 415(b)(1)(A)), or (ii) 25%
          of the Participant's Compensation
          for the Limitation Year.  If there
          is a short Limitation Year because
          of a change in Limitation Year,
          the Plan Administrator will
          multiply the $30,000 (or adjusted)
          limitation by the following
          fraction:

          _____________________________
          Number of months in the short

          _______________
          Limitation Year

          12
                (d)  "Employer" - The
          Employer that adopts this Plan and
          any Related Employers described in
          Section 1.26.  Solely for purposes
          of applying the limitations of
          Section 4.2 and this Section, the
          Plan Administrator will determine
          Related Employers described in
          Section 1.26 by modifying Code
          Section 414(b) and (c) in
          accordance with Code Section
          415(h).
                (e)  "Excess Amount" - The
          Excess of the Participant's Annual
          Additions for the Limitation Year
          over the Maximum Permissible
          Amount.
                (f)  "Limitation Year" - The
          Plan Year.  If the Employer amends
          the Limitation Year to a different
          12 consecutive month period, the
          new Limitation Year must begin on
          a date within the Limitation Year
          for which the Employer makes the
          amendment, creating a short
          Limitation Year.
                (g)  "Defined contribution
          plan" - A retirement plan which
          provides for an individual account
          for each participant and for
          benefits based solely on the
          amount contributed to the
          participant's account, and any
          income, expenses, gains and
          losses, and any forfeitures of
          accounts of other participants
          which the plan may allocate to
          such participant's  account.   The
          Plan Administrator must treat all
          defined contribution plans
          maintained by the Employer
          (whether or not terminated) as a
          single plan.  Solely for purposes
          of the limitations of this
          Article, the Plan Administrator
          will treat employee contributions
          made to a defined benefit plan
          maintained by the Employer as a
          separate defined contribution
          plan.  The Plan Administrator also
          will treat as a defined
          contribution plan an individual
          medical account (as defined in
          Code Section 415(l)(2)) included
          as part of a defined benefit plan
          maintained by the Employer and,
          for taxable years ending after
          December 31, 1985, a welfare
          benefit fund under Code Section
          419(e) maintained by the Employer
          to the extent there are post-
          retirement medical benefits
          allocated to the separate account
          of a key employee (as defined in
          Code Section 419A(d)(3)).
                (h)  "Defined benefit plan"
          - A retirement plan which does not
          provide for individual accounts
          for Employer contributions.  The
          Plan Administrator must treat all
          defined benefit plans maintained
          by the Employer (whether or not
          terminated) as a single plan.
                (i)  "Defined benefit plan
          fraction" - shall mean, for each
          Limitation Year, the following:
          Projected annual benefit of the
          Participant under all qualified
          ________________________________
          defined benefit plans maintained

          _______________
          by the Employer

          The lesser of (i) 125% (subject to
          the "100% limitation" in
          paragraph (k)) of the dollar
          limitation in effect under
          Code Section 415(b)(1) (A) for the
          Limitation Year, or (ii)
          140% of the Participant's average
          Compensation for
          his high 3 consecutive Years of
          Service

                To determine the denominator
          of this fraction, the Plan
          Administrator will make any
          adjustment required under Code
          Section 415(b) and will determine
          a Year of Service as a Plan Year
          in which the Employee completed at
          least 1,000 Hours of Service.  The
          "projected
          annual benefit" is the annual
          retirement benefit (adjusted to an
          actuarially equivalent straight
          life annuity if the plan expresses
          such benefit in a form other than
          a straight life annuity or
          qualified joint and survivor
          annuity) of the Participant under
          the terms of the defined benefit
          plan on the assumptions he
          continues employment until his
          normal retirement age (or current
          age, if later) as stated in the
          defined benefit plan, his
          compensation continues at the same
          rate as in effect in the
          Limitation Year under
          consideration until the date of
          his normal retirement age and all
          other relevant factors used to
          determine benefits under the
          defined benefit plan remain
          constant as of the current
          Limitation Year for all future
          Limitation Years.
            _______________________
            Current Accrued Benefit.  If

          the Participant accrued benefits
          in one or more defined benefit
          plans maintained by the Employer
          which were in existence on May 5,
          1986, the dollar limitation used
          in the denominator of this
          fraction will not be less than the
          Participant's Current Accrued
          Benefit.  A Participant's Current
          Accrued Benefit is the sum of the
          annual benefits under such defined
          benefit plans which the
          Participant had accrued as of the
          end of the 1986 Limitation Year
          (the last Limitation Year
          beginning before January 1, 1987),
          determined

          158
          without regard to any change in
          the terms or conditions of the
          Plan made after May 5, 1986, and
          without regard to any cost of
          living adjustment occurring after
          May 5, 1986.  This Current Accrued
          Benefit rule applies only if the
          defined benefit plans individually
          and in the aggregate satisfied
          the requirements of Code Section
          415 as in effect at the end of the
          1986 Limitation Year.
                (j)  "Defined contribution
          plan fraction" - shall mean, for
          each Limitation Year, the
          following:
          The sum, as of the close of the
          Limitation Year, of the Annual
          Additions to the Participant's
          Account under all defined
          ________________________________
          contribution plans maintained by

          ____________
          the Employer

          The sum of the lesser of the
          following amounts determined
          for the Limitation Year and for
          each prior Year of Service
          with the Employer: (i) 125%
          (subject to the "100%
          limitation" in paragraph (k)) of
          the dollar
          limitation in effect under Code
          Section 415(c)(1)(A)
          for the Limitation Year
          (determined without
          regard to the special dollar
          limitations
          for employee stock ownership
          plans), or
          (ii) 35% of the Participant's
          Compensation for the
          Limitation Year

                For purposes of determining
          the defined contribution plan
          fraction, the Plan Administrator
          will not recompute Annual
          Additions in Limitation Years
          beginning prior to January 1,
          1987, to treat all Employee
          contributions as Annual Additions.
           If the Plan satisfied Code
          Section 415 for Limitation Years
          beginning prior to January 1,
          1987, the Plan Administrator will
          redetermine the defined
          contribution plan fraction and the
          defined benefit plan fraction as
          of the end of the 1986 Limitation

                                                                        159
          Year, in accordance with this
          Section 4.1.  If the sum of the
          redetermined fractions
          exceeds 1.0, the Plan
          Administrator will subtract
          permanently from the numerator of
          the defined contribution plan
          fraction an amount equal to the
          product of (1) the excess of the
          sum of the fractions over 1.0,
          times (2) the denominator of the
          defined contribution plan
          fraction.  In making the
          adjustment, the Plan Administrator
          must disregard any accrued benefit
          under the defined benefit plan
          which is in excess of the Current
          Accrued Benefit.   This Plan
          continues any transitional rules
          applicable to the determination of
          the defined contribution plan
          fraction under the Employer's Plan
          as of the end of the 1986
          Limitation Year.
                (k)  "100% limitation".  If
          the 100% limitation applies, the
          Plan Administrator must determine
          the denominator of the defined
          benefit plan fraction and the
          denominator of the defined
          contribution plan fraction by
          substituting 100% for 125%.  The
          100% limitation applies only if:
          (i) the Plan's top heavy ratio
          exceeds 90%; or (ii) the Plan's
          top heavy ratio is greater than
          60%, and the Employer does not
          provide extra minimum benefits
          which satisfy Code Section
          416(h)(2).

            4.2 __________________________
                LIMITATIONS ON ALLOCATIONS

          _________________________
          TO PARTICIPANTS' ACCOUNTS.

            The amount of Annual Addition
          which the Plan Administrator may
          allocate under this Plan on a
          Participant's behalf for a
          Limitation Year may not exceed the
          Maximum Permissible Amount.
            (A) Estimation of Compensation.
           Prior to the determination of the
          Participant's actual Compensation
          for a Limitation Year, the Plan
          Administrator may determine the
          Maximum Permissible

          Amount on the basis of the
          Participant's estimated annual
          Compensation for such Limitation
          Year.  The Plan Administrator must
          make this determination on a
          reasonable and uniform basis for
          all Participants similarly
          situated.  The Plan Administrator
          must reduce any Employer
          contributions based on estimated
          annual Compensation by any Excess
          Amount carried over from prior
          years.  As soon as is
          administratively feasible after
          the end of the Limitation Year,
          the Plan Administrator will
          determine the Maximum Permissible
          Amount for such Limitation Year on
          the basis of the Participant's
          actual Compensation for such
          Limitation Year.
            (B) Disposition of Excess
          Amount.  If, due to a reasonable
          error in estimating a
          Participant's Annual Compensation,
          a reasonable error in determining
          the amount of Participant Pre-Tax
          Contributions that may be made
          with respect to any individual
          under the limits of Code Section
          415, or under other limited facts
          and circumstances that the
          Commissioner of Internal Revenue
          finds justify the availability of
          the rules set forth in this
          Paragraph (B), there is an Excess
          Amount with respect to a
          Participant for a Limitation Year,
          the Plan Administrator will
          dispose of such Excess Amount as
          follows:
                (1)  The  Plan
               Administrator  will  return
               to  the Participant his
               After-Tax Contributions to
               the extent the return would
               reduce the Excess Amount but
               would not reduce the
               Matchable Portion as defined
               in Section 3.2.

                (2)  If, after the
               application of subparagraph
               (1), an Excess Amount still

                                                                        161
               exists, and the Plan covers
               the
               Participant at the end of the
               Limitation Year, then the
               Plan Administrator will use
               the Excess Amount to reduce
               future Employer contributions
               under the Plan for the next
               Limitation Year and for each
               succeeding Limitation Year,
               as is necessary, for the
               Participant.  The Participant
               may elect to limit his
               Compensation for allocation
               purposes to the extent
               necessary to reduce his
               allocation for the Limitation
               Year to the Maximum
               Permissible Amount and
               eliminate the Excess Amount.
                (3)  If, after the
               application of subparagraph
               (1), an Excess Amount still
               exists, and the Plan does not
               cover the Participant at the
               end of the Limitation Year,
               then the Plan Administrator
               will hold the Excess Amount
               unallocated in a suspense
               account.  The Plan
               Administrator will apply the
               suspense account to reduce
               Employer Contributions for
               all remaining Participants in
               the next Limitation Year, and
               in each succeeding Limitation
               Year if necessary.  Neither
               the Employer nor any Employee
               may contribute to the Plan
               for any Limitation Year in
               which the Plan is unable to
               allocate fully a suspense
               account maintained pursuant
               to this paragraph (3).

                (4)  Notwithstanding
               subparagraphs (1), (2) and
               (3) of this Paragraph (B),
               the Plan Administrator may
               return Participant Pre-Tax
               Contributions or Participant
               After-Tax Contributions to
               the extent the return would
               reduce an Excess Amount.
            (C) Defined Benefit Plan
          Limitation.   If the Participant
          presently participates, or has
          ever participated under a defined

          162
          benefit plan maintained by the
          Employer, then the sum of the
          defined benefit plan fraction and
          the defined contribution plan
          fraction for the Participant for
          that Limitation Year must not
          exceed 1.0.  To the extent
          necessary to satisfy this
          limitation, the Employer will
          reduce the Participant's projected
          annual benefit
          under the defined benefit plan
          under which the Participant
          participates.

          _________
          ARTICLE V

          ___________
          INVESTMENTS


            5.1 _________________
                INVESTMENT OF NEW

          _____________
          CONTRIBUTIONS.

                (a)  Upon enrollment in the
          Plan and thereafter from time to
          time pursuant to this Article, a
          Participant on and after January
          1, 1992 may select one or more of
          the following options for
          investment by the Trustee of his
          ensuing Participant After-Tax
          Contributions,  Participant Pre-
          Tax Contributions  and Employer
          Matching Contributions made with
          respect thereto:

                     (i) Class A Common
                    Stock of the Company
                    (Class B Common Stock
                    after June 30, 1994)
                    which shall be purchased
                    in the open market.
                     (ii)     One or more
                    Money Market Investment
                    Funds, one or more Bond
                    Investment Funds and one
                    or more Equity
                    Investment Funds which
                    shall be maintained
                    under this Plan through
                    one or more "regulated
                    investment companies" as
                    defined in Section 851
                    of the Code and/or
                    through bank common

                                                                        163
                    trust funds and/or
                    through one or more
                    group annuity contracts
                    with one or more
                    Insurers.
                              (1)  The Money
                         Market Investment
                         Fund(s) shall be
                         invested in shares
                         of one or more
                         regulated
                         investment
                         companies which
                         invest in debt
                         instruments with an
                         average maturity of
                         one year or less
                         and seek to
                         maintain a constant
                         share price but do
                         not guarantee the
                         same or a minimum
                         or fixed rate of
                         return on deposits
                         made thereto.
                              (2)  The Bond
                         Investment Fund(s)
                         shall be invested
                         in shares of one or
                         more regulated
                         investment
                         companies which
                         invest principally
                         in longer term
                         debt-type
                         securities and
                         which do not
                         guarantee the
                         preservation of
                         principal or a
                         minimum or fixed
                         rate of return on
                         deposits made
                         thereto.

                              (3)  The
                         Equity Investment
                         Fund(s) shall be
                         invested in shares
                         of one or more
                         regulated
                         investment
                         companies which
                         invest principally
                         in equity-type
                         securities and
                         which do not
                         guarantee the

          164
                         preservation of
                         principal or a
                         minimum or fixed
                         rate of return on
                         deposits made
                         thereto.
                (b)  Each such selection of
          an investment option shall specify
          a percentage, which shall be
          determined by the Plan
          Administrator, to be applied to
          such investment option and shall
          be considered a continuing
          direction until changed by
          direction of the Participant.
                  (c)U.S. Savings Bonds are
               a frozen investment option
               under the Plan into which no
               new investments are allowed.
                At its maturity, each U.S.
               Savings Bond in a
               Participant's Account will be
               liquidated.  The proceeds of
               liquidation shall be invested
               in the other investment
               options available under the
               Plan as if the proceeds were
               a Participant Contribution.
               If the Participant has not
               made a selection of
               investment options for
               Participant Contributions,
               the proceeds shall be
               invested in the Money Market
               Investment Fund.

                (d)  Pursuant to procedures
          adopted by the Plan Administrator
          and uniformly applied,
          Participants may effect their
          selection of investment options by
          instructions to a plan fiduciary
          who will be identified at all
          times and in like manner may
          change their selection with
          respect to subsequent
          contributions at least once in
          each calendar quarter.

            5.2 _____________________
                CHANGE OF INVESTMENTS.

                (a)  Pursuant to procedures
          adopted by the Plan Administrator
          and uniformly applied, but subject
          to the further conditions in this
          Section 5.2 prescribed,
          Participants may direct through a
          plan fiduciary who shall be

                                                                        165
          identified at all times, the sale
          or redemption of investments in
          their accounts and the
          reinvestment of the proceeds of
          such sale or redemption at least
          once in each calendar quarter,
          except as otherwise required in
          order to make a permitted
          withdrawal in cash; provided,
          however, that any election made by
          a Participant who is an officer or
          director of the Company to sell
          Class A or Class B Common Stock of
          the Company as well as any
          election made by such a
          Participant to purchase Class A or
          Class B Common Stock of the
          Company with the proceeds of a
          sale or redemption of other
          investments in such Participant's
          Accounts (i) may not be made
          within less than six months before
          or after any other election by
          such Participant to sell or
          purchase Class A or Class B Common
          Stock of the Company and (ii) may
          only be made during the period in
          each calendar quarter which begins
          on the third business day
          following the release of quarterly
          or annual statements of sales and
          earnings of the Company and ends
          on the twelfth business day
          following such date.

                (b)  The following
          provisions apply to the
          disposition of certain investments
          which, in the case of shares of
          Class B Common Stock of the
          Company, were acquired in
          Participant After-Tax
          Contributions Accounts by reason
          of a dividend paid in such shares
          on January 9, 1980, to the holders
          Class A Common Stock of the
          Company and were acquired in
          Participant Pre-Tax Contributions
          Accounts by reason of an elected
          transfer in kind from the accounts
          of such Participants in the Crown
          Central Petroleum Corporation Tax
          Credit Employees Stock Ownership
          Plan following its termination as
          of December 31, 1987, and, in the
          case of United States Savings
          Bonds and investments in the
          Guaranteed Fixed Income Investment

          166
          Fund through group annuity
          contracts with Insurers, were
          acquired through investment
          options which from and after
          November 1, 1991 are not available
          investment options for ongoing
          contributions:
                     (i) Prior to July 1,
                    1994, a direction to
                    sell Class B Common
                    Stock of the Company in
                    a Participant's Accounts
                    must cover all, and not
                    less than all, of such
                    stock, except that less
                    than all of such stock
                    may be sold to comply
                    with a withdrawal
                    request.
                     (ii)     A direction to
                    redeem United States
                    Savings Bonds in a
                    Participant's Accounts
                    shall be subject to any
                    applicable holding
                    period restrictions on
                    such redemption imposed
                    by Federal regulatory
                    authorities.

                        (iii) A redemption
                    of an investment of a
                    Participant's Accounts
                    in the Guaranteed Fixed
                    Income Investment Fund
                    through a group annuity
                    contract with an Insurer
                    shall be made by
                    deducting the
                    appropriate amount from
                    the Investment Year
                    Accounts for such
                    Participant on a last-
                    in/first-out basis.  If
                    the Insurer shall so
                    require, cash resulting
                    from any such redemption
                    prior to the Maturity
                    Date of the group
                    annuity contract
                    redeemed may not be
                    invested in a Money
                    Market Investment Fund
                    until a period of at
                    least six (6) months
                    shall have elapsed from
                    the date of such
                    redemption.

                                                                        167
                (c)  From and after November
          1, 1991, unless otherwise directed
          by the Participant, ongoing
          contributions theretofore
          designated for investment in
          United States Savings Bonds or in
          the Guaranteed Fixed Income Fund
          through group annuity contracts
          with Insurers will be invested in
          a Money Market Investment Fund
          selected by the Plan Administrator
          which invests primarily in U.S.
          Treasury securities.

            5.3 ____________________
                INVESTMENT OF INCOME

          ________
          RECEIVED.  Income received in an

          Account shall be reinvested in the
          same investment medium which
          produced such income except as
          follows:
                (a)  Unless otherwise
          directed by the Participant, the
          entire amount received by the
          Trustee (i) in exchange for any
          United States Government Bonds
          surrendered at maturity or (ii)
          from expiration of a group annuity
          contract with an Insurer, shall be
          invested in a Money Market
          Investment Fund selected by the
          Plan Administrator which invests
          primarily in U.S. Treasury
          securities.

                (b)  Prior to July 1, 1994,
          income received from investments
          in Class B Common Stock of the
          Company shall be invested in full
          and fractional shares of Class A
          Common Stock of the Company.
          After June 30, 1994, income
          received from investments in Class
          A Common Stock of the Company
          shall be invested in full and
          fractional shares of Class B
          Common Stock of the Company.

            5.4 _____________________
                INVESTMENT OF CASH IN

          ______________________
          DEFAULT OF PARTICIPANT

          ____________
          INSTRUCTIONS.  All cash received

          from any source by the Trustee,
          and credited to the Account(s) of
          any Participant without direction

          168
          by the Participant for investment
          thereof, shall be invested in a
          Money Market Investment Fund.

            5.5 _______________________
                VOTING OF COMPANY STOCK.

                (a)  Each Participant may
          direct the Trustee, or a third
          party selected by the
          Administrator, as to the manner in
          which whole shares of common stock
          of the Company in his Accounts are
          to be voted on any issue as to
          which such shares are entitled to
          be voted.  Fractional shares are
          not entitled to vote.
                (b)  Any shares of common
          stock of the Company in the
          Accounts of a Participant for
          which clear and timely
          instructions of the Participant
          are not received shall be voted in
          the same proportion as such shares
          for which such instructions are
          received.

            5.6 _________
                VALUATION.  United States

          Savings Bonds held in Accounts
          will be valued current at cost.
          All other investments will be
          valued at market value as of the
          close of each business day.

          __________
          ARTICLE VI

          ______________________
          VESTING OF INTEREST OF

          ________________________
          PARTICIPANTS IN EMPLOYER

          _____________
          CONTRIBUTIONS



            6.1 _______
                VESTING.


                (a)  A Participant is fully
          vested at all times in his
          Participant Pre-Tax Contributions
          Account and his Participant After-
          Tax Contributions Account.
                (b)  Effective with respect
          to any Participant who has at
          least one (1) Hour of Service on
          or after January 1, 1989, a
          Participant will have a vested
          interest in his Employer Matching

                                                                        169
          Contributions Account in
          accordance with the following
          schedule:


          ________________________
          YEARS OF SERVICE VESTING

          __________
          PERCENTAGE

          Less than 5           0%
          5 or more           100%

                Although the Company
          reserves the right to amend the
          vesting schedule at any time, the
          Company shall not amend the
          vesting schedule (and no such
          amendment shall be effective) if
          the amendment would reduce the
          nonforfeitable percentage of any
          Participant's accrued benefit
          derived from Employer
          contributions (determined as of
          the later of the date the Company
          adopts the amendment, or the date
          the amendment becomes effective)
          to a percentage less than the
          nonforfeitable percentage computed
          under the Plan without regard to
          such amendment.

                Effective with respect to
          any Participant who has at least
          one (1) Hour of Service on or
          after January 1, 1989, if the
          Company shall amend the vesting
          schedule, each Participant having
          at least three (3) Years of
          Service (as defined in Section
          1.31(b) and without reference to
          Section 6.2) with a Participating
          Company may elect to have the
          percentage of his nonforfeitable
          accrued benefit computed under the
          Plan without regard to the
          amendment.  The Administrator, as
          soon as practicable, shall forward
          a true copy of any amendment to
          the vesting schedule to each
          Participant, together with an
          explanation of the effect of the
          amendment, the appropriate form
          upon which a Participant so
          entitled under the provisions of
          this Paragraph may make an
          election to remain under the
          vesting schedule provided under
          the Plan prior to the amendment

          170
          and notice of the time within
          which such Participant must make
          an election to remain under the
          prior vesting schedule.  The
          Participant must file his election
          in writing with the Administrator
          within sixty (60) days after his
          receipt of a copy of the amendment
          changing the vesting schedule.
          Notwithstanding the provisions of
          this Paragraph, no election need
          be provided for any Participant
          whose nonforfeitable percentage
          under the Plan, as amended, at any
          time cannot be less than such
          percentage determined without
          regard to such amendment.

                (c)  A Participant who is
          involuntarily laid off by the
          Employer for a period in excess of
          365 days, due to lack of work, and
          meets the Notice Requirements of
          this paragraph, will become 100%
          vested in his Employer Matching
          Contributions Account.  Notice
          Requirements shall mean filing a
          notice with the Plan
          Administrator, in a form
          prescribed by the Plan
          Administrator, within 30 days
          after the first day of the lay
          off, which states the
          Participant's agreement to defer
          receipt of Plan benefits until
          after the 365-day period has
          elapsed without his being called
          back to work with the Employer.
                (d)  A Participant will have
          a fully vested interest in his
          Employer Matching Contributions
          Account in the event of his
          termination of employment as a
          result of Death, Total Disability,
          or upon and after attainment of
          his Normal Retirement Age (if
          employed by the Employer on or
          after that date).  The interests
          of affected Participants in their
          Employer Matching Contributions
          Accounts shall become fully vested
          upon the complete or partial
          termination of the Plan.  Upon a
          complete discontinuance of
          contributions to the Plan by a
          Participating Company, such
          interests shall become fully
          vested in the proportion that the

                                                                        171
          contributions of such
          Participating Company credited to
          such Accounts bear to the
          contributions of all Participating
          Companies credited to such
          Accounts.

            6.2  __________________________
                 SERVICE CREDIT:  BREAKS IN

          _______
          SERVICE.

            For purposes of determining
          Years of Service under Section
          6.1, the Plan takes into account
          all Years of Service an Employee
          completes with the Employer,
          except:
                (a)  In the case of a
          Participant who has incurred a
          Forfeiture Break in Service, Years
          of Service completed by such
          Participant following such Break
          shall be disregarded for purposes
          of determining his vested interest
          in the portion of his Employer
          Matching Contributions Account
          that accrued before such Break.  A
          Participant incurs a Forfeiture
          Break in Service when he incurs
          five (5) Consecutive Breaks in
          Service.

                (b)  In the case of a
          Participant who has a 0% vested
          interest in his Employer Matching
          Contributions Account at the
          commencement of a Break in
          Service, his Years of Service
          completed prior to such Break in
          Service shall not be taken into
          account for the purpose of
          determining his vested interest in
          the portion of his Employer
          Matching Contributions Account
          that may accrue upon his
          reemployment and participation in
          this Plan following such Break in
          Service if the number of his
          consecutive one-year Breaks in
          Service shall have equalled or
          exceeded the greater of (i) five
          (5) or (ii) his number of Years of
          Service preceding such Break in
          Service.  Furthermore, the
          aggregate number of Years of
          Service before a Break in Service
          does not include any Years of
          Service not required to be taken

          172
          into account under this exception
          by reason of any prior Break in
          Service.

          ___________
          ARTICLE VII

          ________________________
          IN-SERVICE DISTRIBUTIONS



            7.1  ________________
                 WITHDRAWALS FROM

          _____________________
          PARTICIPANT AFTER-TAX

          ______________________
          CONTRIBUTIONS ACCOUNTS.

                (a)  ______________
                     Withdrawals by

          ______________________
          Nonvested Participants.  While

          employed by the Employer, a
          Participant who is 0% vested in
          his Employer Matching
          Contributions Account may withdraw
          all (but not less than all) of the
          value of his After-Tax
          Contributions Account reduced by
          the aggregate value of United
          States Savings bonds credited
          thereto but increased by the
          excess of (i) the aggregate value
          of United States Savings Bonds
          credited both to his After-Tax
          Contributions Account and his
          Employer Matching Contributions
          Account over (ii) the amount of
          Employer Matching Contributions
          applied to the acquisition of such
          Bonds.

          Thereupon, the entire then value
          of his Employer Matching
          Contributions Account shall be
          forfeited.  Such withdrawal may be
          made in cash and/or in kind,
          subject to the provisions of
          Section 7.5.  Any accrued benefit
          forfeited under this provision
          shall be restored upon repayment
          by the Participant of the full
          amount of such withdrawal provided
          such repayment is made within 5
          years after the date of the
          withdrawal.

                                                                        173
                (b)  _____________________
                     Withdrawals by Vested

          ____________
          Participants.  While employed by

          the Employer, a Participant who is
          fully vested in his Employer
          Matching Contributions Account may
          withdraw a portion or all of his
          After-Tax Contributions Account,
          in cash and/or in kind subject to
          the provisions of Section 7.5;
          provided that no more than one
          such withdrawal may be made in
          each calendar year and such
          withdrawal must be for a minimum
          amount or value of at least One
          Thousand Dollars ($1,000.00).

            7.2 ______________________
                WITHDRAWALS FROM FULLY

          ________________________
          VESTED EMPLOYER MATCHING

          ______________________
          CONTRIBUTIONS ACCOUNTS.  While

          employed by the Employer, a
          Participant who is fully vested in
          his Employer Matching
          Contributions Account and who at
          the same time is withdrawing the
          full value of his After-Tax
          Contributions Account, may
          withdraw a portion of his Employer
          Matching Contributions Account up
          to all of such Account save and
          except for Employer Matching
          Contributions which have been
          allotted thereto during the 24
          months preceding such withdrawal.
           Such withdrawal may be in cash
          and/or in kind, subject to the
          provisions of Section 7.5.

            7.3 ____________________
                HARDSHIP WITHDRAWALS.


                (a)  While employed by the
          Employer, a Participant who has
          not attained age 59-1/2 may apply
          for a hardship distribution in
          cash from that portion of his
          vested Employer Matching
          Contributions Account which
          otherwise may not be withdrawn
          under Section 7.2, and thereafter
          from his Pre-Tax Contributions
          Account, by filing a written
          application for the same with the
          Administrator stating the amount
          requested, the reason(s) for the
          request and furnishing such
          written representation and
          evidence in support thereof as the
          further provisions of this Plan
          and the Administrator may require.
           Such application may be approved
          by the Administrator only if (i)
          by reason of a prior or concurrent
          withdrawal the Participant has
          fully utilized his withdrawal
          rights under Sections 7.1 and 7.2,
          (ii) the amount requested does not
          include any portion of his Pre-Tax
          Contributions Account derived from
          earnings credited to such Account
          after December 31, 1988, and (iii)
          the reason for the request is a
          "deemed hardship" as hereinafter
          defined.  Furthermore, such
          application will be so approved
          only to the extent necessary, as
          hereinafter defined, to alleviate
          such hardship.
                (b)  Except to the extent
          the Internal Revenue Service shall
          expand such list by means of a
          published ruling or notice of
          general applicability, a "deemed
          hardship" shall consist only of an
          immediate and heavy financial need
          to pay for one or more of the
          following:
            (i) Unreimbursed medical
          expenses of the Participant, the
          Participant's spouse or any of his
          dependents.
            (ii)  Purchase of a principal
          residence for the Participant.
            (iii) Payment of tuition and
          related educational fees for the
          next 12 months of post-secondary
          education for the Participant, his
          spouse, children and dependents.

            (iv)  Payments needed to
          prevent eviction of the
          Participant from his principal
          residence or foreclosure on a
          mortgage on his principal
          residence.
                (c)  In determining the
          amount of distribution which is
          necessary to alleviate a deemed
          hardship, the Administrator,
          provided it acts reasonably under
          the circumstances, may rely upon

                                                                        175
          the Participant's representation
          that the need cannot be relieved:
            (i) Through reimbursement or
          compensation by insurance or
          otherwise, or
            (ii)  By reasonable liquidation
          of the Participant's assets (which
          shall be deemed to include those
          assets of the Participant's spouse
          and minor children that are
          reasonably available to the
          Participant) to the extent such
          liquidation would not itself cause
          an immediate and heavy financial
          need, or
            (iii) By cessation of
          Participant pre-tax and after-tax
          contributions under this Plan, or
            (iv)  By other distributions or
          nontaxable (at the time of the
          loan) loans from this Plan or from
          any plan maintained for the
          Participant's benefit by any
          employer, or
            (v) By borrowing from commercial
          sources on reasonable commercial
          terms.

            7.4 ____________________________
                WITHDRAWALS FROM PARTICIPANT

          _____________________________
          PRE-TAX CONTRIBUTION ACCOUNTS

          ________________
          AFTER AGE 59-1/2.  While employed

          by the Employer, a Participant who
          shall have fully utilized his
          withdrawal rights under Sections
          7.1 and 7.2 may, from and after
          the attainment of age 59-1/2,
          withdraw a portion or all of his
          Participant Pre-Tax Contributions
          Account, in cash and/or in kind
          subject to the provisions of
          Section 7.5; provided that no more
          than one such withdrawal may be
          made in each calendar year and
          such withdrawal must be for a
          minimum amount or value of at
          least One Thousand Dollars
          ($1,000.00).

            7.5  ______________
                 CONDITIONS AND

          ________________________________
          RESTRICTIONS UPON WITHDRAWALS IN

          ____
          KIND.

          176
                (a)  ______________________
                     Officers and Directors.

                Participants who are
          officers or directors of the
          Company and who withdraw Class A
          or Class B Common Stock of the
          Company under this Article, must
          either (i) cease further purchases
          in the Plan of Class A Common
          Stock of the Company (or of any
          other equity security of the
          Company which may be offered for
          acquisition under this Plan) for
          six (6) months or (ii) enter into
          a written agreement with the
          Company to hold such withdrawn
          stock for at least six (6) months
          prior to disposition thereof.
                (b)  ________________
                     All Participants.

                (i)  An investment of a
          Participant's Accounts in the
          Guaranteed Fixed Income Investment
          Fund through a group annuity
          contract with an Insurer (to which
          Contributions are permitted under
          this Plan until October 31, 1991)
          may be redeemed in cash but not in
          kind.
                (ii) If and to the extent
          Funds described in Section
          5.1(a)(ii) are maintained through
          bank common trust funds and/or
          through one or more group annuity
          contracts with one or more
          Insurers, investments therein may
          be redeemed in cash but not in
          kind.

          ____________
          ARTICLE VIII

          _____________________
          LOANS TO PARTICIPANTS


            8.1 _______________
                PERMITTED LOANS - A "party

          in interest" as defined in Section
          3(14) of ERISA may borrow from his
          Pre-Tax, After-Tax and Employer
          Matching Contribution Accounts (to
          the extent vested) upon the
          conditions and limitations
          hereinafter prescribed.  Each loan
          shall be for such term, between a
          minimum of one (1) year, and a
          maximum of five (5) years, as the
          borrower shall elect.  No loan
          shall be permitted while any prior

                                                                        177
          loan balance is outstanding, or
          until at least thirty (30) days
          after the full repayment thereof,
          nor shall any loan be permitted
          within twelve (12) months after a
          default, as hereinafter defined,
          shall have occurred with respect
          to a prior loan.  The maximum
          principal amount of loan permitted
          for any participant shall be the
          lesser of:
            (i) Fifty Thousand Dollars
          ($50,000.00) reduced by any prior
          loan principal repayments made by
          the borrower to this Plan within
          the 1-year period ending on the
          day before the loan is made; or
            (ii)  50% of the sum of the
          values of the nonforfeitable
          portions of the Participant's
          Accounts.
            The minimum initial principal
          amount of any loan shall be One
          Thousand Dollars ($1,000.00).

            8.2 ___________
                LOAN POLICY.  The

          Administrator shall set forth, in
          a separate written document which
          this Section 8.2 incorporates as
          part of this Plan, a loan policy
          consistent with the provisions of
          this Article under which:
                (a)  Loans shall be made
          available to all parties in
          interest on a reasonably
          equivalent basis.
                (b)  Loans shall not be made
          available to Highly Compensated
          Employees (as defined in Code
          Section 414(q)) in an amount
          greater than the amount made
          available to other Employees.
                (c)  Loans shall be
          adequately secured and bear a
          reasonable interest rate.
                (d)  Each loan shall be
          evidenced by a promissory note of
          the borrower which shall require
          that repayment (principal and
          interest) be amortized in level
          payments coincident with the dates
          upon which the borrower's
          Compensation is or most recently
          was being paid at the time the
          loan was made and shall provide
          for acceleration of maturity on
          the earliest date upon which the

          178
          borrower shall cease to be a
          "party in interest" as defined in
          Section 3(14) of ERISA.
          Prepayment in whole, but not in
          part, shall be permitted on any
          installment payment date on or
          after One (1) year from the date
          of the loan.
                Except to the extent
          specified in this Article, the
          separate written document setting
          forth the loan policy must include
          the following:

            (1) the identity of the person
          or persons authorized to
          administer the loan program;
          (2)   the procedure for applying
          for a loan;
            (3) the basis upon which loans
          will be approved or denied;
            (4) limitations (if any) on the
          types and amounts of loans
          offered;
            (5) the procedure under the
          program for determining a
          reasonable rate of interest;
            (6) the types of collateral
          which may secure a loan; and
            (7) the events constituting
          default and the steps that will be
          taken to preserve plan assets in
          the event of such default.

            8.3 _______
                DEFAULT.  In the event an

          installment is not paid within
          thirty (30) days after it is due,
          or in the event the entire
          outstanding balance is not paid
          within thirty (30) days after the
          earliest date upon which the
          borrower shall cease to be a
          "party in interest" as defined in
          Section 3(14) of ERISA, the loan
          shall be deemed in default and the
          entire unpaid balance of principal
          shall thereupon become due and
          payable.  The Administrator shall
          have the right to reduce the
          borrower's vested account balances
          to repay the same; provided,
          however, that the borrower's
          Participant Pre-Tax Contributions
          Account may not be so reduced
          until a distribution from such
          Account is otherwise permitted

                                                                        179
          under the terms of this Plan and
          under the Code.

            8.4 ______________
                OFFSET AGAINST

          _____________
          DISTRIBUTIONS. To the extent a

          borrower's nonforfeitable accrued
          benefit becomes payable under the
          terms of the Plan to him or his
          Beneficiary while a loan is
          outstanding, the
          loan shall thereupon become due
          and payable and the Trustee is and
          shall be authorized to deduct the
          unpaid balance of the loan from
          and up to the amount of such
          benefit payable to or in respect
          of the borrower.

          __________
          ARTICLE IX

          ________________________
          DISTRIBUTIONS UPON DEATH


            9.1 _______
                GENERAL.  In the event of

          the death of a Participant prior
          to his severance from service, a
          distribution of the entire value
          of the deceased Participant's
          After-Tax Contributions Account,
          Pre-Tax Contributions Account and
          Employer Matching Contributions
          Account shall be made to such
          Participant's Beneficiary as
          hereinafter provided.  In the
          event of a Participant's death
          subsequent to his severance from
          service, a distribution of the
          entire value of the deceased
          Participant's After-Tax
          Contributions Account, Pre-Tax
          Contributions Account and Employer
          Matching Contributions Account
          shall be made to such
          Participant's Beneficiary except
          to the extent such value has
          been used to purchase an annuity
          and the Participant's death occurs
          subsequent to his Annuity Starting
          Date, in which case any death
          benefit payable under such annuity

          180
          shall be paid in accordance with
          the terms thereof.

            9.2 _________________
                METHOD OF PAYMENT.  Payment

          of any death benefits not payable
          in accordance with the terms of an
          annuity purchased by the
          Participant shall be made in a
          lump sum, as an immediate or
          deferred annuity purchased under a
          group annuity contract with an
          Insurer, as a combination of such
          methods of payment or by payment
          in monthly, quarterly or annual
          installments over a fixed period
          of time.  The method of payment
          shall be chosen by the
          Beneficiary.

            9.3 ____________________
                MINIMUM DISTRIBUTION

          ______________________________
          REQUIREMENTS FOR BENEFICIARIES.

          The method of distribution to the
          Participant's Beneficiary must
          satisfy Code Section 401(a)(9) and
          the applicable Treasury
          regulations.  If the Participant's
          death occurs after his Required
          Beginning Date or, if earlier, the
          date the Participant commences an
          irrevocable annuity pursuant to
          Section 11.2, the method of
          payment to the Beneficiary must
          provide for completion of payment
          over a period which does not
          exceed the payment period which
          had commenced for the Participant.
           If the Participant's death occurs
          prior to his Required Beginning
          Date, and the Participant had not
          commenced an irrevocable annuity,
          the method of payment to the
          Beneficiary must provide for
          completion of payment to the
          Beneficiary over a period not
          exceeding: (i) 5 years after the
          date of the Participant's death;
          or (ii) if the Beneficiary is a
          designated Beneficiary, the
          designated Beneficiary's life
          expectancy.  The Plan
          Administrator may not direct
          payment of the Participant's
          nonforfeitable accrued benefit
          over a period described in clause
          (ii) unless the Trustee will
          commence payment to the designated
          Beneficiary no later than the

                                                                        181
          December 31 following the close of
          the calendar year in which the
          Participant's death occurred or,
          if later, and the designated
          Beneficiary is the Participant's
          surviving spouse, December 31 of
          the calendar year in which the
          Participant would have attained
          age 70-1/2.  If the Trustee will
          make distribution in accordance
          with clause (ii), the minimum
          distribution for a calendar year
          equals the Participant's
          nonforfeitable accrued benefit as
          of the latest valuation date
          preceding the beginning of the
          calendar year divided by the
          designated Beneficiary's life
          expectancy.

          The Plan Administrator must use
          the unisex life expectancy
          multiples under Treas. Reg.
          Section 1.72-9 for purposes of
          applying this paragraph.  The Plan
          Administrator, only upon the
          written request of the Participant
          or of the Participant's surviving
          spouse, will recalculate the life
          expectancy of the Participant's
          surviving spouse not more
          frequently than annually, but may
          not recalculate the life
          expectancy of a nonspouse
          designated Beneficiary after the
          Trustee commences payment to the
          designated Beneficiary.  The Plan
          Administrator will apply this
          paragraph by treating any amount
          paid to the Participant's child,
          which becomes payable to the
          Participant's surviving spouse
          upon the child's attaining the age
          of majority, as paid to the
          Participant's surviving spouse.
          Upon the Beneficiary's written
          request, the Plan Administrator
          must direct the Trustee to
          accelerate payment of all, or any
          portion, of the Participant's
          unpaid Accrued Benefit, as soon as
          administratively practicable
          following the effective date of
          that request unless the
          Participant shall have precluded
          such Beneficiary's discretion in
          his Beneficiary designation.

          182
            9.4 ____________________
                ADMINISTRATIVE FORMS.  All

          Beneficiary designations,
          elections and spousal consents
          made in accordance with this
          Article must be made in writing on
          forms prescribed by the Plan
          Administrator and shall become
          effective when submitted to the
          Plan Administrator.

          _________
          ARTICLE X

          __________________________________
          DISTRIBUTIONS UPON SEPARATION FROM

          _______
          SERVICE


            10.1   Following a
          Participant's separation from the
          service of his Employer, other
          than by reason of Total
          Disability, death or Retirement,
          his vested interest in his
          Employer Matching Contributions
          Account shall be determined in
          accordance with Article VI hereof
          and shall be distributed along
          with the balances in his
          Participant Pre-Tax Contributions
          Account and Participant After-Tax
          Contributions Account as provided
          in this Article X.  At the time
          such distribution is made, the
          Participant's unvested interest in
          his Employer Matching
          Contributions Account shall be
          forfeited, subject to
          reinstatement as provided in
          Section 10.4.

            10.2  The distribution
          prescribed by Section 10.1 shall
          be a lump sum distribution (a
          "cash out distribution") of the
          entire value of the distributee's
          Participant After-Tax
          Contributions Account, his
          Participant Pre-Tax Contributions
          Account and his vested interest in
          his Employer Matching
          Contributions Account.  If the
          value of the vested portion of all
          of the Participant's

                                                                        183
          Accounts exceeds $3,500, a cashout
          distribution may not be made prior
          to his Normal Retirement Age
          unless no earlier than 90 days,
          but not later than 30 days (unless
          the 30 day minimum is waived as
          hereinafter provided) before the
          distribution is made he shall have
          received a benefit notice
          explaining his right to receive
          distribution in cash and/or in
          kind and his right to defer
          distribution until he attains
          Normal Retirement Age, and after
          receipt of such notice he shall
          have consented thereto in writing.
           If such value does not exceed
          $3,500 (at the time of
          distribution), the Participant's
          consent is not required, and the
          Plan Administrator (following
          expiration of the 60-day period
          hereinafter specified) will direct
          the Trustee to distribute such
          value in a lump sum, in cash
          and/or in kind except that a
          distribution in kind shall be
          subject to the provisions of
          Section 7.5 and shall be made only
          if written application for the
          same is filed with the Plan
          Administrator within sixty (60)
          days after the Participant's
          separation from service.

            If a distribution is one to
          which Sections 401(a)(11) and 417
          of the Internal Revenue Code do
          not apply, such distribution may
          commence less than 30 days after
          the notice required under Section
          1.411(a)-11(c) of the Income Tax
          Regulations is given, provided
          that:
                (1)  The Plan Administrator
          clearly informs the Participant
          that the Participant has a right
          to a period of at least 30 days
          after receiving the notice to
          consider the decision of whether
          or not to elect a distribution
          (and, if applicable, a particular
          distribution option), and
          (2)   The Participant, after
          receiving the notice affirmatively
          elects a distribution.

            10.3  If a Participant's
          written consent is required
          pursuant to Section 10.2 and the

          184
          Participant fails to provide such
          consent, the Plan Administrator
          shall direct the Insurer or
          Trustee to defer the distribution
          prescribed by Section 10.1 until
          the earlier of receipt of written
          consent from the Participant or
          his Normal Retirement Age, at
          which time distribution may be
          made partly or wholly in kind
          (subject to Section 7.5) if the
          Participant shall so direct with
          such written consent, and
          otherwise shall be made wholly in
          cash and not later than the 60th
          day after the Participant's Normal
          Retirement Age.

            10.4  A Participant who is re-
          employed by a Participating
          Company after receiving a cash-out
          distribution of his Accounts under
          the Plan shall have the right to
          reinstate his interest in his
          Accounts to the same dollar amount
          as the dollar amount thereof on
          the valuation date immediately
          preceding the date of the cash-out
          distribution by repaying to the
          Trustee in cash within five (5)
          years after his reemployment
          commencement date the entire value
          of such cash-out distribution
          unless:
                (a)  the Participant's
          Employer Contributions Account was
            one hundred percent (100%)
          vested at the time of the cash-out
          distribution; or
            (b) the Participant incurred a
          Forfeiture Break In Service.  This
          condition shall apply even if the
          Participant makes repayment within
          the Plan Year in which he incurs
          the Forfeiture Break in Service.
            To the extent Participant
          forfeitures are insufficient to
          provide for a reinstatement
          required hereunder, the Employer
          shall contribute to the Trust
          Fund, without regard to any
          requirement or condition of
          Article III, the additional amount
          necessary to enable the Plan
          Administrator to make the required
          reinstatement.

                                                                        185
            10.5  Amounts forfeited by
          Participants in accordance with
          any provision of the Plan shall be
          used to reinstate Participant
          forfeitures pursuant to Section
          10.4, offset subsequent Employer
          Contributions under the Plan or
          shall be distributed in accordance
          with the provisions hereinafter
          made concerning termination of
          this Plan.

            10.6  If a Participant or
          Beneficiary who is entitled to a
          distribution cannot be located,
          then the Participant's or
          Beneficiary's vested interest in
          his Accounts shall be forfeited
          after the Plan Administrator has
          made reasonable efforts to locate
          the Participant.  The Plan
          Administrator will be deemed to
          have made reasonable efforts to
          locate the Participant (or, in the
          case of a deceased Participant,
          his Beneficiary) after having made
          two successive certified or
          similar mailings to the last
          address on file with the Plan
          Administrator.  The Participant's
          vested Account shall be forfeited
          as of the last day of the Plan
          Year in which occurs the close of
          the 12 consecutive calendar month
          period following the last of the
          two successive mailings.
            If the Participant or his
          Beneficiary makes a written claim
          for the vested interest after it
          has been forfeited, the Employer
          shall cause the vested interest to
          be reinstated in the Participant's
          Account.  The Account shall be
          reinstated from forfeitures and,
          if forfeitures are insufficient,
          from a special contribution by the
          Employer.  The value of the
          Account that is reinstated shall
          be the value as of the date of
          forfeiture and shall not be
          adjusted for any income or loss
          after the date of forfeiture.

          __________
          ARTICLE XI

          186
          ________________________________
          DISTRIBUTIONS UPON RETIREMENT OR

          __________
          DISABILITY


            11.1  A Participant shall be
          entitled to a distribution of the
          entire value of his Participant
          After-Tax Contributions Account,
          his Participant Pre-Tax
          Contributions Account, and his
          Employer Matching Contributions
          Account on or after the date of
          his Total Disability or
          Retirement.  No earlier than 90
          days, but not later than 30 days
          (unless the 30 day minimum is
          waived as hereinafter  provided),
          before distribution is made or
          commenced, the Plan Administrator
          must provide to the Participant a
          benefit notice explaining the
          optional forms of benefit under
          the Plan and the Participant's
          right to defer distribution until
          his Required Beginning Date as
          defined in Article XII.  Such
          distribution will be made or
          commenced not later than the 60th
          day after the close of the Plan
          Year in which the later of the
          following occurs:
          (a)   the Participant attains
          Normal Retirement Age; or
          (b)   the Participant has a
          separation from service with  his
          Employer;
          unless the Participant elects a
          further deferral until no later
          than his Required Beginning Date
          as defined in Article XII.  During
          the period of any such further
          deferral, the Participant may make
          a total withdrawal, or partial
          withdrawals; provided that no more
          than one partial withdrawal may be
          made in each calendar year and
          such withdrawal must be for a
          minimum amount or value of at
          least One Thousand Dollars
          ($1,000.00).
            If a distribution is one to
          which Sections 401(a)(11) and 417
          of the Internal Revenue Code do
          not apply, such distribution may
          commence less than 30 days after
          the notice required under Section
          1.411(a)-11(c) of the Income Tax
          Regulations is given,
          provided that:

            (1) The Plan Administrator
          clearly informs the Participant
          that the Participant has a right
          to a period of at least 30 days
          after receiving the notice to
          consider the decision of whether
          or not to elect a distribution
          (and, if applicable, a particular
          distribution option), and
            (2) The Participant, after
          receiving the notice,
          affirmatively elects a
          distribution.

            11.2  At the election of the
          Participant, distribution shall be
          made in a lump sum in cash and/or
          in kind (subject to Section 7.5),
          by cash payment in annual
          installments over a fixed
          reasonable period of time not
          exceeding the life expectancy of
          the Participant, or the joint life
          and last survivor expectancy of
          the Participant and his
          Beneficiary, as an immediate or
          deferred annuity purchased under
          any group annuity contract then in
          effect under this Plan with an
          Insurer, or as a combination of
          such methods of payment, provided
          that any method of payment
          selected must meet the minimum
          distribution requirements
          specified in Article XII.  If a
          group annuity contract with an
          Insurer is then in effect for the
          purpose of funding this Plan in
          whole or in part, the 30 days
          minimum period for notice under
          Section 11.1 may not be waived and
          not earlier than 90 days nor later
          than 30 days before the
          Participant's Annuity Starting
          Date, the Plan Administrator shall
          furnish to each Participant
          entitled to a distribution
          pursuant to Section 11.1, written
          descriptions of the annuities
          available under such contract
          (which shall include a Qualified
          Joint and Survivor Annuity).  If a
          Participant is married and elects

          188
          to have such distribution made in
          whole or in part through the
          purchase of an annuity, the
          annuity must be paid as a
          Qualified Joint and Survivor
          Annuity, unless the Participant
          executes a waiver election.
          Except as hereinafter provided in
          the case of a blanket spousal
          consent, a married Participant's
          waiver election is not valid
          unless (a) the Participant's
          spouse (to whom the survivor
          annuity would be payable under a
          Qualified Joint and Survivor
          Annuity), after the Participant
          has received the written
          explanation described in this
          Section 11.2, has consented in
          writing to the waiver election,
          the spouse's consent acknowledges
          the effect of the election, and a
          notary public or the Plan
          Administrator (or his
          representative) witnesses the
          spouse's consent, (b) the spouse
          consents to the alternate form of
          payment designated by the
          Participant or to any change in
          that designated form of payment,
          and (c) unless the spouse is the
          Participant's sole primary
          Beneficiary, the spouse consents
          to the Participant's Beneficiary
          designation or to any change in
          the Participant's Beneficiary
          designation.  The spouse's consent
          to a waiver of the Qualified Joint
          and Survivor Annuity is
          irrevocable, unless the
          Participant revokes the waiver
          election.  Notwithstanding the
          aforegoing, a spouse may execute a
          blanket consent to any form of
          payment
          designation or to any Beneficiary
          designation made by the
          Participant, if the spouse
          acknowledges the right to limit
          that consent to a specific
          designation but, in writing,
          waives that right.  The consent
          requirements of this Section 11.2
          apply to a former spouse of the
          Participant, to the extent
          required under a qualified
          domestic relations order.

                                                                        189
            The Plan Administrator will
          accept as valid a waiver election
          which does not satisfy the spousal
          consent requirements if the Plan
          Administrator establishes the
          Participant does not have a
          spouse, the Plan Administrator is
          not able to locate the
          Participant's spouse, the
          Participant is legally separated
          or has been abandoned (within the
          meaning of State law) and the
          Participant has a court order to
          that effect, or other
          circumstances exist under which
          the Secretary of the Treasury will
          excuse the consent requirement.
          If the Participant's spouse is
          legally incompetent to give
          consent, the spouse's legal
          guardian (even if the guardian is
          the Participant) may give consent.
            If a Participant is not married
          and elects to have distribution
          made in whole or in part through
          the purchase of an annuity, he
          will receive an annuity which will
          terminate upon his death, unless
          his election to have distribution
          made through the purchase of an
          annuity contains a contrary
          direction.  Any such contrary
          direction must comply with the
          requirements of Code Section
          401(a)(9) and the applicable
          Treasury regulations.
            Any revocation of an annuity
          election made by a married
          Participant shall require his
          spouse's consent.

            11.3  All elections and
          revocations of elections and
          consents to revocations and
          elections made in accordance with
          this Article must be made in
          writing on forms prescribed by and
          submitted to the Plan
          Administrator.

          ___________
          ARTICLE XII

          ___________________________
          DISTRIBUTIONS COMMENCING ON

          _______________________
          REQUIRED BEGINNING DATE

            12.1  _______________________
                  REQUIRED BEGINNING DATE.

           If any distribution commencement
          date described under Articles X or
          XI, either by Plan provision or by
          Participant election (or non-
          election) is later than the
          Participant's Required Beginning
          Date, the Plan Administrator shall
          direct that minimum distributions,
          determined pursuant to Section
          12.2, be made to the Participant
          commencing on his Required
          Beginning Date.  A Participant's
          Required Beginning Date is the
          April 1 following the close of the
          calendar year in which the
          Participant attains age seventy
          and one-half (70-1/2). However, if
          the Participant, prior to
          incurring a separation from
          service with his Employer,
          attained 70-1/2 by January 1,
          1988, and, for the five Plan Year
          period ending on the calendar year
          in which he attained age 70-1/2
          and for all subsequent years, the
          Participant was not a more than 5%
          owner of the Employer, the
          Required Beginning Date is the
          April 1 following the close of the
          calendar year in which the
          Participant becomes a more than 5%
          owner of the Employer.
          Furthermore, if a

          Participant who was not a more
          than 5% owner of the Employer,
          attained age 70-1/2 during 1988
          and did not incur a separation
          from service prior to January 1,
          1989, his Required Beginning Date
          is April 1, 1990.  On the last
          business day of December in each
          calendar year commencing with the
          December of the same year in which
          occurs the Participant's Required
          Beginning Date, the Plan
          Administrator shall direct that a
          minimum
          distribution determined pursuant
          to Section 12.2 be made to the
          Participant to the extent the
          Participant shall not have
          withdrawn such amount during such
          calendar year.  If the Participant
          receives distribution in the form

                                                                        191
          of a nontransferable annuity
          contract, the distribution
          satisfies Section 12.2 if the
          contract complies with the
          requirements of Code Section
          401(a)(9) and the applicable
          Treasury regulations thereunder.

            12.2 ____________________
                 MINIMUM DISTRIBUTION

          _____________________________
          REQUIREMENTS FOR PARTICIPANTS. The

          minimum distribution required by
          Section 12.1 for a calendar year
          equals the sum of the
          Participant's vested interests in
          all of his Accounts (i.e. his
          Nonforfeitable Accrued Benefit) as
          of the latest valuation date
          preceding the beginning of the
          calendar year, divided by the
          Participant's life expectancy or,
          if applicable, the joint and last
          survivor expectancy of the
          Participant and his designated
          Beneficiary (as determined under
          Article IX, subject to the
          requirements of the Code Section
          401(a)(9) regulations).  The Plan
          Administrator  will  increase  the

          Participant's  Nonforfeitable
          Accrued Benefit, as determined on
          the relevant valuation date, for
          contributions allocated after the
          valuation date and by December 31
          of the valuation calendar year,
          and will decrease the valuation by
          distributions made after the
          valuation date and by December 31
          of the valuation calendar year.
          For purposes of this valuation,
          the Plan Administrator will treat
          any portion of the minimum
          distribution for the first
          distribution calendar year made
          after the close of that year as a
          distribution occurring in that
          first distribution calendar year.
           In computing a minimum
          distribution, the Plan
          Administrator shall use the unisex
          life expectancy multiples under
          Treas. Reg. Section 1.72-9.  Only
          upon the written request of the
          Participant on or before the
          Participant's Required Beginning

          192
          Date shall the Plan Administrator
          determine the minimum distribution
          for subsequent calendar years by
          redetermining the applicable life
          expectancy.  Even upon such
          request, the Plan Administrator
          may not redetermine the joint life
          and last survivor expectancy of
          the Participant and a nonspouse
          designated Beneficiary in a manner
          which takes into account any
          adjustment to a life expectancy
          other than that of the
          Participant.
            If the Participant's spouse is
          not his designated Beneficiary,
          the Plan Administrator shall not
          direct distribution under this
          Article, nor shall the Participant
          elect distribution,
          under a method of payment which
          provides more than incidental
          benefits to the Beneficiary.  For
          Plan Years beginning after
          December 31, 1988, the Plan must
          satisfy the minimum distribution
          incidental benefit ("MDIB")
          requirement in the Treasury
          regulations issued under Code
          Section 401(a)(9) for
          distributions made on or after the
          Participant's Required Beginning
          Date and before the Participant's
          death.  To satisfy the MDIB
          requirement, the Plan
          Administrator will compute the
          minimum distribution required by
          this Section 12.2 by substituting
          the applicable MDIB divisor for
          the applicable life expectancy
          factor, if the MDIB divisor is a
          lesser number. Following the
          Participant's death, the Plan
          Administrator will compute the
          minimum distribution required by
          this Section 12.2 solely on the
          basis of the applicable life
          expectancy factor and will
          disregard the MDIB factor.  For
          Plan Years beginning prior to
          January 1,  1989,  the Plan
          satisfies the incidental benefits
          requirement if the distributions
          to the Participant satisfied the
          MDIB requirement or if the present
          value of the retirement benefits
          payable solely to the Participant

                                                                        193
          is greater than 50% of the present
          value of the total benefits
          payable to the Participant and his
          Beneficiaries.  The Plan
          Administrator shall determine
          whether benefits to the
          Beneficiary are incidental as of
          the date of commencement  of
          payment  of  the  retirement
          benefits  to  the Participant, or
          as of any date the Plan
          Administrator redetermines the
          payment period to the Participant.

            12.3  ________________________
                  SOURCE OF DISTRIBUTIONS.

            Distributions under this
          Article XII shall be applied pro
          rata against the Participant's
          Accounts.

          ____________
          ARTICLE XIII

          _____________________________
          DISTRIBUTIONS UNDER QUALIFIED

          _________________________
          DOMESTIC RELATIONS ORDERS


            13.1  ______________________
                  TRUSTEE RESPONSIBILITY.

          Nothing contained in this Plan
          shall prevent the Trustee, in
          accordance with the direction of
          the Administrator, from complying
          with the provisions of a qualified
          domestic relations order (as
          defined in Code Section 414(p)).

            13.2  __________
                  PROCEDURES.  The

          Administrator shall establish
          reasonable procedures to determine
          the qualified status of a domestic
          relations order.   Upon receiving
          a domestic relations order, the
          Administrator promptly shall
          notify the Participant and any
          alternate payee named in the
          order, in writing, of the receipt
          of the order and the Plan's
          procedures for determining the
          qualified status of the order.
          Within a reasonable period of time
          after receiving the domestic
          relations order, the Administrator

          194
          shall determine the qualified
          status of the order and shall
          notify the Participant and each
          alternate payee, in writing, of
          its determination.  The
          Administrator shall provide notice
          under this paragraph by mailing to
          the individual's
          address specified in the domestic
          relations order, or in a manner
          consistent with Department of
          Labor regulations.  The
          Administrator may treat as
          qualified any domestic relations
          order entered prior to January 1,
          1985, irrespective of whether it
          satisfies all the requirements
          described in Code Section 414(p).

            13.3    ___________________
                    SEGREGATED ACCOUNTS.

          If any portion of the
          Participant's Accounts is payable
          during the period the
          Administrator is making its
          determination of the qualified
          status of the domestic relations
          order, the Administrator shall
          direct the Trustee to segregate
          the amounts payable in a separate
          account and to invest the
          segregated account solely in fixed
          income investments.  If the
          Administrator determines the order
          is a qualified domestic relations
          order within eighteen (18) months
          of receiving the order, the
          Administrator shall direct the
          Trustee to distribute the
          segregated account in accordance
          with the order. If the
          Administrator does not make its
          determination of the qualified
          status of the order within
          eighteen (18) months after
          receiving the order, the
          Administrator shall direct the
          Trustee to distribute the
          segregated account in a manner the
          Administrator deems the Plan would
          distribute if the order did not
          exist.  The order shall  apply
          prospectively if the Administrator
          later determines the order is a
          qualified domestic relations
          order.

            13.4 ________________________
                 SEPARATE DISTRIBUTION TO

          _________________
          ALTERNATE  PAYEES.  The

          Administrator shall direct the
          Trustee to make any payments or
          distributions required under this
          Article by separate benefit checks
          or other separate distribution to
          the alternate payee(s).

            13.5 ________________________
                 DISTRIBUTION NOT TREATED

          _____________
          AS WITHDRAWAL.  A distribution to

          an alternate payee pursuant to a
          qualified domestic relations order
          shall not be treated for purposes
          of this Plan as a withdrawal by
          the Participant from whose
          Account(s) such distribution is
          made.  Moreover, this Plan
          specifically permits distribution
          to an alternate payee under a
          Qualified Domestic Relations Order
          at any time to the extent of a
          Participant's nonforfeitable
          accrued benefit.

          ___________
          ARTICLE XIV

          _______________
          TOP HEAVY RULES


            14.1  If this Plan is top heavy
          in any Plan Year beginning after
          December 31, 1983, each
          Participant who is a Non-Key
          Employee and is employed by the
          Employer on the Determination Date
          of the Plan Year without regard to
          Hours of Service completed during
          the Plan Year, shall, if he or she
          is a Participant in the Employer's
          Pension Plan, have an accrued
          benefit under the Employer's
          Pension Plan at the end of the top
          heavy Plan Year, derived from
          Employer Contributions, which,
          when expressed as a straight life
          annuity (with no ancillary
          benefits) commencing on the first
          day of the month following the

          196
          Participant's Normal Retirement
          Date, is not less than two percent
          (2%) of his or her average
          Compensation for years in the
          testing period provided by Code
          Section 416(c)(1) multiplied by
          the number of Years of Service
          determined under paragraphs (4),
          (5) and (6) of Code Section 411(a)
          (not to exceed ten (10)) earned as
          a Non-Key Employee Participant in
          top heavy Plan Years.  Any such
          Participant who is not a
          Participant in the Employer's
          Pension Plan shall for such Plan
          Year receive under this Plan a
          guaranteed minimum contribution
          prescribed hereinbelow for Non-Key
          Employees.
            If the contribution rate for
          the Key Employee with the highest
          contribution  rate  is  less  than
           three  percent  (3%)  of  such
          Participant's Compensation, the
          guaranteed minimum contribution
          for Non-Key Employees shall equal
          the highest contribution rate
          received by a Key Employee.  To
          determine the contribution rate,
          the Plan Administrator shall
          consider all qualified top heavy
          defined contribution plans
          maintained by the Employer as a
          single plan.  Notwithstanding the
          preceding provisions of this
          Section 14.1, if a defined benefit
          plan maintained by the Employer
          which benefits one or more Key
          Employees depends on this Plan to
          satisfy the anti-discrimination
          rules of Code Section 401(a)(4) or
          the coverage rules of Code Section
          410 (or
          another plan benefiting one or
          more Key Employees so depends on
          such defined benefit plan), the
          guaranteed minimum contribution
          for a Non-Key Employee is three
          percent (3%) of his Compensation
          regardless of the contribution
          rate for the Key Employees.
            For purposes of this Section
          14.1, the term "Participant"
          includes any Employee otherwise
          eligible to participate in this
          Plan but who is not a Participant
          because of his failure to make

                                                                        197
          elective deferrals under a Code
          Section 401(k) arrangement or
          because of his failure to make
          mandatory employee contributions.
           For purposes of this Section
          14.1, "Compensation" means
          Compensation as defined in Section
          4.1(b).
            For purposes of this Section
          14.1, a Participant's contribution
          rate is the sum of Employer
          Matching Contributions plus
          Participant Pre-Tax Contributions
          allocated to the Participant's
          Account for the Plan Year divided
          by his Compensation for the entire
          Plan Year.  However, for purposes
          of satisfying a Participant's top
          heavy minimum allocation in Plan
          Years beginning after December 31,
          1988, a Participant's contribution
          rate does not include any elective
          contributions necessary to satisfy
          the nondiscrimination requirements
          of Code Section 401(k) or of Code
          Section 401(m). To determine a
          Participant's contribution rate,
          the Plan Administrator must treat
          all qualified top heavy defined
          contribution plans maintained by
          the Employer (or any related
          Employer described in Section
          1.26) as a single plan.

            14.2  If the contribution rate
          for the Plan Year with respect to
          a Non-Key Employee who is required
          by Section 14.1 to receive a
          guaranteed minimum contribution
          under the Plan is less than the
          minimum contribution, the Employer
          will increase its contribution for
          such Employee to the extent
          necessary for his contribution
          rate for the Plan Year to equal
          the guaranteed minimum
          contribution. The Plan
          Administrator shall allocate the
          additional contribution to the
          Employer Matching Contributions
          Account of the Non-Key Employee
          for whom the Employer makes the
          contribution.

            14.3  If this Plan is the only
          qualified plan maintained by the
          Employer, the Plan is top heavy
          for a Plan Year if the top heavy

          198
          ratio as of the Determination Date
          exceeds sixty percent (60%).  The
          top heavy ratio is a fraction, the
          numerator of which is the sum of
          the amounts standing in the
          Accounts of all Key Employees as
          of the Determination Date and the
          denominator of which is the
          similar sum determined for all
          Employees.  The Plan Administrator
          must include in the top heavy
          ratio, as part of the numerator,
          any contribution not made as of
          the Determination Date but
          includible under Code Section 416
          and the applicable Treasury
          regulations, and distributions
          made within the Determination
          Period.  The Plan Administrator
          shall calculate the top heavy
          ratio by disregarding the Accounts
          and distributions, if any, of the
          Accounts of any Non-Key Employee
          who was formerly a Key Employee,
          and by disregarding the Accounts
          (including
          distributions, if any, of the
          Accounts) of an individual who has
          not received credit for at least
          one Hour of Service with the
          Employer during the Determination
          Period.  The Plan Administrator
          shall calculate the top heavy
          ratio, including the extent to
          which it must take into account
          distributions, rollovers and
          transfers, in accordance with Code
          Section 416 and the regulations
          under that section.
            If the Employer maintains other
          qualified plans, or maintained
          another such plan which now is
          terminated, this Plan is top heavy
          only if it is part of the Required
          Aggregation Group, and the top
          heavy ratio for both the Required
          Aggregation Group and the
          Permissive Aggregation Group, if
          any, exceeds sixty percent (60%).
          The Plan Administrator will
          calculate the top heavy ratio in
          the same manner as required by the
          first paragraph of this Section
          14.3, taking into account all
          plans within the Aggregation
          Group. To the extent the Plan
          Administrator must take into

                                                                        199
          account distributions to a
          Participant,  the Plan
          Administrator shall include
          distributions from a terminated
          plan which would have been part of
          the Required Aggregation Group if
          it were in existence on the
          Determination Date. The Plan
          Administrator shall calculate the
          present value of accrued benefits
          and other amounts the Plan
          Administrator must take into
          account under defined benefit
          plans included within the group,
          in
          accordance with the terms of those
          plans, Code Section 416 and the
          regulations under that section. If
          an aggregated plan does not have a
          valuation date coinciding with the
          Determination Date, the Plan
          Administrator shall value the
          accrued benefits in the aggregated
          plan as of the most recent
          valuation date falling within the
          twelve-month period ending on the
          Determination Date except as Code
          Section 416 and applicable
          Treasury regulations require for
          the first and second year of a
          defined benefit plan.  The Plan
          Administrator shall calculate the
          top heavy ratio with reference to
          the Determination Dates that fall
          within the same calendar year.

            14.4  If, during any Limitation
          Year, this Plan is top heavy, the
          Plan Administrator shall apply the
          limitations of Article IV to a
          Participant by substituting 1.0
          for 1.25 each place it appears in
          Section 4.1.  This Section 14.4
          shall not apply if:
            (a) The contribution rate for a
          Non-Key Employee who participates
          only in the defined contribution
          plan(s) would satisfy Section 14.1
          if the Plan Administrator
          substituted four percent (4%) for
          three percent (3%);
            (b) A Non-Key Employee who
          participates in the top heavy
          defined benefit plan(s) receives
          an extra minimum contribution or
          benefit which satisfies Code
          Section 416(h)(2); and

          200
            (c) The top heavy ratio does not
          exceed ninety percent (90%).

            14.5  Effective for the first
          Plan Year for which the Plan is
          top heavy and then in all
          subsequent Plan Years, a
          Participant's vested interest in
          his Employer Matching
          Contributions Account shall be
          determined in accordance with the
          following schedule:


          ________________________
          YEARS OF SERVICE VESTING

          __________
          PERCENTAGE

          Less then      20%
          2              20%
          3              40%
          4              60%
          5              80%
          6 or more      100%

            The above top heavy vesting
          schedule will apply to
          Participants who earn at least one
          (1) Hour of Service after such
          schedule becomes effective.
          Nonetheless, such shift to the
          above top heavy vesting schedule
          is a vesting schedule amendment
          within the meaning of Section
          6.1(b).

            14.6  For purposes of applying
          the provisions of this Article
          XIV:
                (a)  "Key Employee" shall
          mean, as of any Determination
          Date, any Employee or former
          Employee (or Beneficiary of such
          Employee) who, for any Plan Year
          in the Determination Period: (i)
          has Compensation in excess of 50%
          of the dollar amount prescribed in
          Code Section 415(b) (1) (A)
          (relating to defined benefit
          plans) and is an officer of the
          Employer; (ii) has Compensation in
          excess of the dollar amount
          prescribed in Code Section 415(c)
          (1) (A) (relating to defined
          contribution plans) and is one of
          the Employees owning
          the ten largest interests in the
          Employer; (iii) is a more than 5%
          owner of the Employer; or (iv) is
          a more than 1% owner of the
          Employer and has Compensation of
          more than $150,000.   The
          constructive ownership rules of
          Code Section 318 (or the
          principles of that section, in the
          case of an unincorporated
          Employer) will apply to determine
          ownership in the Employer.  The
          number of officers taken into
          account under clause (i) will not
          exceed the greater of 3 or 10% of
          the total number  (after
          application of the Code Section
          414(q) exclusions) of Employees,
          but no more than 50 officers.  The
          Plan Administrator will make the
          determination of who is a Key
          Employee in accordance with Code
          Section 416(i) and the regulations
          under that Code section.
                (b)  "Non-Key Employee" is
          an Employee who does not meet the
          definition of Key Employee.
                (c)  "Compensation" means
          Compensation as determined under
          Section 3.3(c)(iii) for purposes
          of identifying Highly Compensated
          Employees.
                (d)  "Required Aggregation
          Group" means:
            (1) Each qualified plan of the
          Employer in which at least one (1)
          Key Employee participates during
          the Determination Period; and
            (2) Any other qualified plan of
          the Employer which enables a plan
          described in (1) to meet the
          requirements of Code Section
          401(a)(4) or 410.

                (e)  "Permissive Aggregation
          Group" is the Required Aggregation
          Group plus any other qualified
          plans maintained by the Employer,
          but only if such group would
          satisfy in the aggregate the
          requirements of Code Section
          401(a)(4) and 410.  The Plan
          Administrator shall determine the
          Permissive Aggregation Group.
                (f)  "Employer"  shall mean
          all the members of a controlled
          group of corporations [as defined

          202
          in Code Section 414(b)], of a
          commonly controlled group of
          trades or businesses (whether or
          not incorporated)  [as defined in
          Code Section 414(c)], or of an
          affiliated service group [as
          defined in Code Section 414(m)],
          of which the Employer is a part.
          However, the Plan Administrator
          shall not aggregate ownership
          interests in more than one member
          of a related group to determine
          whether an individual is a Key
          Employee because of his ownership
          interest in the Employer.
                (g)  "Determination Date"
          for any Plan Year is the last day
          of the preceding Plan Year.  The
          "Determination Period" is the 5-
          year period ending on the
          Determination Date.

          __________
          ARTICLE XV

          ______________
          ADMINISTRATION


            15.1  __________________
                  PLAN ADMINISTRATOR.

                (a)  The Plan Administrator
          shall have the responsibility for
          administering the Plan and
          carrying out its provisions.  The
          Plan Administrator may delegate
          any or all of
          its duties, powers, and
          responsibilities with respect to
          the

          Plan, to an administrative
          committee (designated the Plan
          Administrative Committee), which
          shall consist of not fewer than
          three persons and which shall be
          appointed by the Plan
          Administrator.  Any member of the
          Plan Administrative Committee may
          be removed and new members may be
          appointed by the Plan
          Administrator at any time.
                (b)  Any person appointed to
          be a member of the Plan
          Administrative Committee shall
          give his acceptance in writing to
          the Plan Administrator.  Any

                                                                        203
          member of the Plan Administrative
          Committee may resign by delivering
          his written resignation to the
          Plan Administrator, and such
          resignation shall become effective
          upon such delivery or upon any
          date specified therein.
                (c)  The Plan Administrative
          Committee may delegate any or all
          of its duties, powers, and
          responsibilities to one or more
          individuals or subcommittees,
          whose members may or may not be
          members of the Plan Administrative
          Committee.

            15.2  ________________
                  Responsibilities.  The

          Plan Administrator shall have the
          responsibility to construe and
          interpret the provisions of the
          Plan and all parts thereof, to
          construe any ambiguity or supply
          any omission or reconcile any
          inconsistencies in such manner and
          to such extent as it deems proper,
          and to determine all questions
          with respect to the individual
          rights of Participants and their
          beneficiaries and legal
          representatives under the Plan,
          including, but not by way of
          limitation, all issues with
          respect to eligibility,
          compensation, base rate of pay,
          base pay, contributions, vesting
          and credited service.  The
          interpretation or construction
          placed upon any term or provision
          of the Savings Plan and any action
          taken by the Administrator, the
          Trustee, a Participating Company
          or a Participant in good faith
          pursuant thereto shall be final
          and conclusive upon all parties
          hereto, the Participating
          Companies, the Trustee at the
          time, the Participants and all
          other persons concerned.

            15.3  _____________________
                  RULES AND REGULATIONS.

          The Administrator shall from time
          to time enact such rules and
          regulations and prescribe such
          forms as it may deem proper and
          necessary to facilitate the
          carrying out of the Plan.

          204
          Whenever the Administrator shall
          have prescribed a form for any
          action to be taken by a
          Participant, or his beneficiaries
          or legal representatives, such as,
          but not limited to, apply for
          participation, selecting, changing
          or terminating investment options,
          directions for sale, increasing or
          decreasing his Pre-Tax or After-
          Tax Contributions, terminating
          participation, requesting
          withdrawal, and nominating,
          changing or revoking
          beneficiaries, such action shall
          not be effective unless taken by
          executing and filing with the
          Administrator the proper form in
          the number of copies required by
          the Administrator.

            15.4  ______________________
                  RIGHTS OF PARTICIPANTS

          _________________
          AND BENEFICIARIES.  Any

          Participant or any beneficiary
          receiving benefits under the Plan
          may examine copies of the Plan
          description, latest annual report
          and this Plan and the Trust
          Agreement.  The Administrator will
          maintain all of such items in its
          office for examination during
          reasonable business hours and in
          such additional place or places as
          the Administrator may designate
          from time to time in order to
          comply with applicable law.  Upon
          the written request of a
          Participant or a beneficiary
          receiving benefits under the
          Savings Plan, the Administrator
          shall furnish him a copy of any
          item listed in this paragraph, for
          which the Administrator may impose
          a reasonable charge.

            15.5  ________________
                  CLAIMS PROCEDURE.

                (a)  If any person makes a
          claim regarding the amount of any
          distribution or its method of
          payment, such person shall present
          the reason for the claim in
          writing to the Plan Administrator.
           The Plan Administrator, in its
          discretion, may request a meeting
          to clarify any matters that it
          deems pertinent.  A claimant who
          is denied a claim will, within 90

                                                                        205
          days of the Plan Administrator's
          receipt of the claim, be given
          notice by the Plan Administrator
          that describes:
            (i)The specific reason or
          reasons for the denial;
              (ii)The specific reference to
          the Plan provisions on which the
          denial is based;

             (iii)A list of additional
          material or information (if any)
          that is necessary for the claimant
          to perfect the claim, with an
          explanation of why the additional
          information is needed;
              (iv) in explanation of the
          Plan's claim review procedure; and
            (v) An explanation that the
          claimant may request a review of
          his claim denial by the Plan
          Administrator by filing a written
          request with the Plan
          Administrator not more than 60
          days after receiving written
          notice of the denial and that the
          claimant, or his representative,
          before such review, may review
          pertinent documents and submit
          issues and comments in writing.
                The 90-day period may be
          extended to 180 days if special
          circumstances require such an
          extension and the claimant is
          notified of the extension within
          90 days of the Plan
          Administrator's receipt of the
          claim.
                (b)  If a review of the
          initial denial is requested and
          the claim is again denied, the
          Plan Administrator shall again
          give written notice within 60 days
          of its decision to deny the claim
          to the claimant setting forth
          items (i) and (ii) above.
          However, the 60-day period may be
          extended to 120 days if special
          circumstances require such an
          extension and the claimant is
          notified of the extension within
          60 days of the Plan
          Administrator's receipt of the
          request for review.  All final
          interpretations, determinations
          and decisions of the Plan

          206
          Administrator with respect to any
          matter hereunder shall be
          conclusive and binding upon the
          Employer, Participants, Employees,
          and all other persons claiming
          interest under the Plan, except as
          otherwise provided by ERISA.

          ___________
          ARTICLE XVI

          _______________
          INDEMNIFICATION


            16.1  The Company agrees to
          indemnify and save harmless all
          persons acting from time to time
          as the Administrator from and
          against any and all loss resulting
          from liability to which the
          Administrator may be subjected by
          reason of any act or conduct
          (except willful misconduct or
          gross negligence) in its official
          capacities in the administration
          of this Plan including all
          expenses reasonably incurred in
          its defense, in case the Company
          fails to provide such defense.
          The indemnification provisions of
          this Section 16.1 shall not
          relieve the Administrator from any
          liability which it may have to
          anyone other than the Company for
          breach of a fiduciary duty.
            Nothing herein stated shall
          preclude the following:
                (a)  This Savings Plan from
               purchasing insurance for its
               fiduciaries or for itself to
               cover liabilities or losses
               occurring by reason of the
               act or omission of a
               fiduciary if such insurance
               permits recourse by the
               insurer against the fiduciary
               in the case of a breach of a
               fiduciary obligation by such
               fiduciary;

                (b)  A fiduciary from
               purchasing insurance to cover
               liability from and for his
               own account; and
            (c) The Company from purchasing
          insurance to cover potential

                                                                        207
          liability of one or more persons
          who serve in a fiduciary capacity
          with regard to this Savings Plan.

          ____________
          ARTICLE XVII

          ______________________
          CONCERNING THE TRUSTEE


            17.1  _________________
                  PURPOSES OF TRUST.   The

          Company has entered into a
          separate Trust Agreement for the
          purposes of enabling the Trustee
          to receive contributions from
          Participating Companies and
          Participants, invest those
          contributions pursuant to this
          Plan and make distributions in
          accordance with this Plan or in
          accordance with instructions of
          the Plan Administrator pursuant to
          this Plan.

          _____________
          ARTICLE XVIII

          ____________________________
          CONCERNING THE PARTICIPATING

          _________
          COMPANIES


            18.1  Any corporation, fifty
          percent (50%) or more of the stock
          of which outstanding and entitled
          to vote is owned by one or more
          Participating Companies, may elect
          to participate in the Plan by
          filing an instrument in writing
          with the Company and the Trustee
          electing to participate in and to
          accept the terms and provisions of
          this Plan and the Trust Agreement.
           Whenever there
          shall be a Participating Company
          other than the Company, the
          Company shall be the agent of all
          Participating Companies for all
          purposes of this Plan except
          withdrawal from or termination of
          participation, other than a
          termination of this Plan in its
          entirety.  Any Participating
          Company may withdraw from or

          208
          terminate participation by filing
          a written notice of withdrawal or
          termination with the Trustee and
          the Company.

            18.2  None of the Participating
          Companies shall be obliged to pay
          any contribution payable by
          another Participating Company, but
          the Participating Companies shall
          have the right, if they so agree
          from time to time, to pay any such
          contribution of a Participating
          Company.

          ___________
          ARTICLE XIX

          _____________________________
          EXCLUSIVE BENEFIT, AMENDMENT,

          ___________
          TERMINATION


            19.1  _________________
                  EXCLUSIVE BENEFIT.

          Except as provided under Article
          X, no Employer has any beneficial
          interest in any asset of the Trust
          and no part of any asset in the
          Trust may ever revert to or be
          repaid to an Employer, either
          directly or indirectly; nor, prior
          to the satisfaction of all
          liabilities with respect to the
          Participants and their
          Beneficiaries under the Plan, may
          any part of the corpus or income
          of the Trust, or any asset of the
          Trust, be (at any time) used for,
          or diverted to, purposes other
          than
          the exclusive benefit of the
          Participants or their
          Beneficiaries.

            19.2  ____________________
                  AMENDMENT BY COMPANY.  In

          order to facilitate
          administration, the Company shall
          be the agent for all other
          Employers for purposes of amending
          this Plan from time to time
          (subject to the right of each
          Employer party to a Schedule
          hereto to modify, amend or change
          any provision of this Plan insofar

                                                                        209
          as applicable to Employees
          included in such Schedule) and for
          all other purposes except
          withdrawing from or otherwise
          terminating participation under
          this Plan as an Employer.  The
          Company, by action of its Board of
          Directors, shall have the right at
          any time to amend, in whole or in
          part, any of the provisions of
          this Plan, including the right to
          make such amendments effective
          retroactively, if necessary, to
          bring the Plan into compliance
          with the requirements of the Code,
          ERISA and the regulations
          promulgated
          under each.  No amendment shall
          make it possible for Plan assets
          to be used for, or diverted to,
          purposes other than the exclusive
          benefit  of  Participants  and
          former  Participants  and  their
          Beneficiaries.
            _______________________
            Code Section 411(d) (6)

          __________________
          Protected Benefits.  An amendment

          (including the adoption of this
          Plan as a restatement of an
          existing plan) may not decrease a
          Participant's accrued benefit,
          except to the extent permitted
          under Code Section 412(c)(8), and
          may not reduce or eliminate Code
          Section 411(d)(6) protected
          benefits determined immediately
          prior to the adoption date (or, if
          later, the effective date) of the
          amendment.  An amendment reduces
          or eliminates Code Section
          411(d)(6) protected benefits if
          the amendment
          has the effect of either (i)
          eliminating or reducing an early
          retirement benefit or a
          retirement-type subsidy (as
          defined in Treasury regulations),
          or (ii) except as provided by
          Treasury regulations, eliminating
          an optional form of benefit.  The
          Plan Administrator must disregard
          an amendment to the extent
          application of the amendment would
          fail to satisfy this paragraph.
          If the Plan Administrator must
          disregard an amendment because the

          210
          amendment would violate clause (i)
          or clause (ii), the Plan
          Administrator must maintain a
          schedule of the early retirement
          option or other optional forms of
          benefit the Plan must continue for
          the affected
          Participants.

            19.3  ______________
                  DISCONTINUANCE.  Each

          Employer has the right, at any
          time, to suspend or discontinue
          its contributions under the Plan,
          and as to its participation to
          terminate, at any time, this Plan
          and the Trust.  The Plan will
          terminate as to such Employer upon
          the first to occur of the
          following:
                (a)  The date terminated by
          action of the Employer;
                (b)  The dissolution or
               merger of the Employer,
               unless the successor makes
               provision to continue the
               Plan, in which event the
               successor must substitute
               itself as the Employer under
               this Plan.  Any termination
               of the Plan resulting from
               this paragraph (b) is not
               effective until compliance
               with any applicable notice
               requirements under ERISA.

            19.4  ________________________
                  MERGER, CONSOLIDATION OR

          ________
          TRANSFER.  The Trustee may not

          consent to or be a party to, any
          merger or consolidation with
          another plan, or to a transfer of
          assets or liabilities to another
          plan,  unless  immediately  after
           the merger,  consolidation  or
          transfer, the surviving Plan
          provides each Participant a
          benefit equal to or greater than
          the benefit each Participant would
          have received had the Plan
          terminated immediately before the
          merger or consolidation or
          transfer.

            19.5  ___________
                  TERMINATION.  If the Plan

          is terminated or partially

                                                                        211
          terminated by an Employer, any
          forfeitures which shall have
          occurred in accordance with
          Article X hereof prior to the
          termination or partial termination
          of the Plan, which shall not have
          been used to offset Employer
          Contributions or to reinstate
          Participant forfeitures in
          accordance with Section 10.5,
          shall be distributed pro-rata to
          the affected Participants in the
          same proportion that the sum of
          the Participant After-Tax
          Contributions
          Account, Participant Pre-Tax
          Contributions Account and Employer
          Matching Contributions Account
          balances of each such Participant
          bears to the sum of such account
          balances of all Participants.
            If the Plan is terminated or
          partially terminated by an
          Employer, the entire value of each
          affected Participant's After-Tax
          Contributions Account, Participant
          Pre-Tax Contributions Account and
          Employer Matching Contributions
          Account as of the Valuation  Date
          coincident with or immediately
          following the effective date of
          the termination or partial
          termination, plus
          any distribution to which such
          Participant is entitled pursuant
          to this Section 19.5,  shall,  at
          the election of the Participant,
          be distributed to the Participant
          in a lump sum, as an immediate or
          deferred annuity purchased under a
          group annuity contract with an
          Insurer, or as a combination of
          such methods of payment, as soon
          as practicable after such
          Valuation Date.
            _______________________________
            Distribution Restrictions Under

          ___________________
          Code Section 401(k).  The portion

          of the Participant's
          Nonforfeitable Accrued Benefit
          attributable to elective
          contributions under a Code Section
          401(k) arrangement (or to amounts
          treated under the Code Section
          401(k) arrangement as elective
          contributions) is not

          212
          distributable on account of Plan
          termination, as described in this
          Section 19.5, unless:  (a) the
          Participant otherwise is entitled
          under the Plan to a distribution
          of that portion of his
          Nonforfeitable Accrued Benefit; or
          (b) the Plan termination occurs
          without the establishment of a
          successor plan. A distribution
          made after March 31, 1988,
          pursuant to clause (b),
          must be part of a lump sum
          distribution to the Participant of
          his nonforfeitable accrued
          benefit.

          __________
          ARTICLE XX

          __________
          APPENDICES


            20.1  One or more appendices
          may be executed and attached
          hereto by a Participating Company
          and shall include each employee of
          such Participating Company (i) who
          is a member of a particular
          certified collective bargaining
          unit, the collective bargaining
          agency for which has either
          accepted the terms and conditions
          of this Plan, or has consented to
          the solicitation of applications
          for participation from members of
          such collective bargaining unit,
          and (ii) who is eligible for
          participation in this Plan.  Each
          such appendix shall include a
          statement of which of the
          Participating Companies is a party
          thereto and a description of the
          employee group includible within
          such appendix and may, in
          addition, contain provisions
          adding to, modifying, amending or
          changing any provision of this
          Agreement, insofar as applicable
          to employees included in such
          appendix, but nothing contained in
          any appendix shall be of effect
          except with respect to so much of
          the employment of such employees
          as may come within such appendix.

          ___________
          ARTICLE XXI

          _______________________________
          ELIGIBLE ROLLOVER DISTRIBUTIONS


            21.1  ____________
                  APPLICATIONS.  This

          Article applies to distributions
          made on or after January 1, 1993.
           Notwithstanding any provision of
          the Plan to the contrary that
          would otherwise limit a
          distributee's election under this
          Article, a distributee may elect,
          at the time and in the manner
          prescribed by the Plan
          Administrator, to have any portion
          of an eligible rollover
          distribution paid directly to an
          eligible retirement plan specified
          by the distributee in a direct
          rollover.

            21.2  ___________
                  DEFINITIONS.

                (a)  "Eligible rollover
          distribution."  An eligible
          rollover distribution is any
          distribution of all or any portion
          of the balance to the credit of
          the distributee, except that an
          eligible rollover distribution
          does not include: any distribution
          that is one of a series of
          substantially equal periodic
          payments (not less frequently than
          annually) made for the life (or
          life expectancy) of the
          distributee or the joint lives (or
          joint life expectancies) of the
          distributee and the distributee's
          designated beneficiary, or for a
          specified period of ten years or
          more; any distribution to the
          extent such distribution is
          required under Code Section
          401(a)(9); and the portion of any
          distribution that is not
          includible in gross income
          (determined without regard to the
          exclusion of net unrealized
          appreciation with respect to
          employer securities).
                (b)  "Eligible retirement
          plan."  An eligible retirement

          214
          plan is an individual retirement
          account described in Code Section
          408(a), an individual retirement
          annuity described in Code Section
          408(b), an annuity plan described
          in Code Section 403(a), or a
          qualified trust described in Code
          Section 401(a), that accepts the
          distributee's eligible rollover
          distribution.  However, in the
          case of an eligible rollover
          distribution to the surviving
          spouse, an eligible retirement
          plan is an individual retirement
          account or individual retirement
          annuity.

                (c)  "Distributee."  A
          distributee includes an Employee
          or former Employee.  In addition,
          the Employee's or former
          Employee's surviving spouse and
          the employee's or former
          Employee's spouse or former spouse
          who is the alternate payee under a
          qualified domestic relations
          order, as defined in Code Section
          414(p), are distributees with
          regard to the interest of the
          spouse or former spouse.
                (d)  "Direct rollover."  A
          direct rollover is a payment by
          the Plan to the eligible
          retirement plan specified by the
          distributee.

          ____________
          ARTICLE XXII

          _____________
          MISCELLANEOUS



            22.1  ____________________
                  RIGHT OF EMPLOYER TO

          _________________
          DISMISS EMPLOYEES.  Neither the

          action of the Company in
          establishing this Plan and the
          Trust nor of any other
          Participating Company in electing
          to participate therein nor any
          action taken by any Participating
          Company under the provisions
          hereof, nor any provision of this
          Plan or of the Trust shall be

                                                                        215
          construed as giving to any
          employee of any Participating
          Company the right to be retained
          in its employ or any right to any
          payment whatsoever except to the
          extent of the benefits provided
          for by this Plan to be paid from
          the Trust.

            22.2  _____________
                  GOVERNING LAW.  This

          Agreement shall be administered
          and construed according to the
          laws of the State of Maryland.

            22.3  _______________
                  TEXT TO CONTROL.  The

          headings of Articles and Sections
          are included solely for
          convenience of reference, and, if
          there be any conflict between such
          headings and the text of this
          Plan, the text shall control.

            22.4  ______
                  GENDER.  Masculine

          pronouns shall refer to both males
          and females.

            IN WITNESS WHEREOF, Crown
          Central Petroleum Corporation has
          caused this Amended and Restated
          Plan to be executed on its behalf
          and pursuant to the authority
          conferred upon it by the Plan, on
          behalf of all Participating
          Companies, by its duly authorized
          officers and its corporate seal to
          be hereunto affixed this ______
          day of ______________________ ,
          1991.

          ATTEST:CROWN CENTRAL PETROLEUM
          CORPORATION On Behalf of Itself,
          and on Behalf of all Participating
          Companies



          _____________________
            By:___________________________

          CROWN CENTRAL PETROLEUM
          CORPORATION
          EMPLOYEES SAVINGS PLAN

          APPENDIX I


                Article I -   Statement of
          Participating Companies
                         Parties to this
          Appendix

            1.1  Crown Central Petroleum
          Corporation, hereinafter referred
          to as "the Employer" is the only
          party to this Appendix.

                Article II - Definition of
          Employee Group

            2.1 Each employee of the
          Employer who is a member of the
          Oil, Chemical and Atomic Workers
          International Union, certified
          collective bargaining unit Local
          No. 4-227, and who is eligible for
          membership in the Savings Plan, is
          included within this Appendix.

                Article III - Additional
          Provisions

            3.1  The only provisions adding
          to, modifying, amending or
          changing any provision of the
          Savings Plan are the following
          special provisions:
                FIRST:  A Participant on
                    unpaid leave of absence
                    from the       Employer
                    to work for the
                    international union
                    ("Union Leave of
                    Absence"), in excess of
                    thirty (30) days may
                    elect to make
                    contributions to his
                    Participant After-Tax
                    Contributions Account
                    (and receive Employer
                    Matching Contributions
                    with respect thereto)
                    during such leave of
                    absence by filing
                    written notice with the
                    Administrator within
                    thirty (30) days after
                    his leave of absence
                    begins and paying to the
                    Company, on or before
                    the tenth (10th) day of

                                                                        217
                    each month commencing
                    with the month following
                    the month in which such
                    notice is given, an
                    amount equal to the
                    Participant's
                    Contribution (based on
                    the classification which
                    he occupied at the time
                    his leave of absence
                    began) which he would
                    have made, whether Pre--
                    Tax or After-Tax, during
                    the preceding month (or,
                    in the case of the first
                    such payment with
                    respect to such leave of
                    absence, since the start
                    of such leave of
                    absence) if he had not
                    been on leave of
                    absence.

                SECOND:  Section 14.1 of the
                    Plan shall apply to a
                    Participant
                     included within this
                    Appendix who is on Union
                    Leave of Absence in
                    excess of thirty (30)
                    days and who has elected
                    to make contributions to
                    his Participant After-
                    Tax Contributions
                    Account, irrespective of
                    whether such Participant
                    is employed by the
                    Employer on the
                    Determination Date of
                    the Plan Year.

            3.2  In the event of any
          conflict between the provisions of
          the Savings Plan and the
          provisions of this Appendix, the
          provisions of this Appendix shall
          be controlling only with respect
          to Participants properly included
          in this Appendix and only with
          respect to so much of the
          employment of any such Participant
          as comes within this Appendix.
            IN WITNESS WHEREOF, the
          Employer has caused this Appendix
          to be executed by its duly
          authorized officer and its
          corporate seal to be hereunto

          218
          affixed this ____ day of
          _______________, 1992.
          ATTEST:             CROWN CENTRAL
          PETROLEUM
                          CORPORATION


          _____________________
            By_____________________________
          ___________

          CROWN CENTRAL PETROLEUM
          CORPORATION
          EMPLOYEES SAVINGS PLAN


          APPENDIX II


            Article I - Statement of
          Participating Companies
                    Parties to this
          Appendix

            1.1 LaGloria Oil and Gas
          Company, hereinafter referred to
          as "the Employer" is the only
          party to this Appendix.

            Article II - Definition of
          Employee Group

          2.1   Each employee of the
          Employer who is a member of the
          collective bargaining unit of OCAW
          Local 4-202, consisting of
          production and maintenance
          employees employed at Tyler Texas,
          and who is eligible for membership
          in the Savings Plan, is included
          within this Appendix.

            Article III - Additional
          Provisions

            3.1 The only provisions adding
          to, modifying, amending or
          changing any provision of the
          Savings Plan are the following
          special provisions:

               FIRST: The definitions of
               "base wages" and "base rate
               of pay" in Section 1.7 are
               modified as follows:

                                                                        219
                    Participants included
                    within this Appendix are
                    hourly paid and are
                    scheduled to work 36
                    hours every other week
                    and 48 hours per week
                    during the intervening
                    weeks. Effective
                    commencing with the pay
                    period beginning March
                    5, 1990, "base wages",
                    in the case of such
                    Participants,  shall
                    mean the amount
                    determined by
                    multiplying the
                    Participant's scheduled
                    hours during a
                    scheduled 36 hour work
                    week by his Straight
                    Time Factored Rate of
                    Pay and by multiplying
                    the first 40 of his
                    scheduled hours during a
                    scheduled 48 hour work
                    week by his Straight
                    Time Factored Rate of
                    Pay and the next 8 hours
                    by his Overtime Factored
                    Rate of Pay.  "Straight
                    Time Factored Rate of
                    Pay" means base wages
                    multiplied by a factor
                    of .97727, and "Overtime
                    Factored Rate of Pay"
                    means 1-1/2 times
                    Straight Time Factored
                    Rate of Pay.
                    Notwithstanding the
                    foregoing, base wages
                    with respect to paid
                    vacation time and paid
                    sick leave shall be
                    calculated at the
                    straight time base rate
                    of pay.

            3.2  In the event of any
          conflict between the provisions of
          the Savings Plan and the
          provisions of this Appendix, the
          provisions of this Appendix shall
          be controlling only with respect
          to Participants properly included
          in this Appendix and only with
          respect to so much of the
          employment of any such Participant
          as comes within this Appendix.

          220
            IN WITNESS WHEREOF, the
          Employer has caused this Appendix
          to be executed by its duly
          authorized officer and its
          corporate seal to be hereunto
          affixed this ____ day of
          _______________, 1992.

          ATTEST:                  LaGLORIA
          OIL AND GAS COMPANY

          __________________________
          By________________________________